UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger Institutional Series

(Exact name of registrant as specified in charter)

401 East Las Olas Boulevard Suite 1700 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip code)

Thomas Christensen

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (954) 522-5150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1:	Reports to Shareholders.

HANSBERGER

INSTITUTIONAL SERIES

ANNUAL REPORT

December 31, 2006

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

LETTER TO SHAREHOLDERS

Hansberger Institutional Series

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

February 27, 2007

Dear Shareholders,

International and emerging equity markets continued their multi-year run of positive results posting double digit returns for the year ending December 31, 2006. For this period, the MSCI All Country World ex-US Index (“ACWI ex-US”) delivered its fourth consecutive year of positive performance with a return of 27.16% when measured in US Dollars. Emerging markets as measured by the MSCI Emerging Market Index posted a US dollar return of 32.59%, which was also the fourth consecutive year of positive performance for this index.

During the year markets were challenged by increasing global interest rates, threats of higher inflation and volatile energy prices. As investors worried about these issues and their potential impact on corporate earnings and valuations, markets corrected sharply during the second quarter of the year. This correction was short lived, however, as investors became increasingly more confident that hikes in interest rates by a number of central banks around the world and the stabilization of energy prices at lower levels would thwart inflationary pressure without significantly negatively impacting global economic growth. By year end many international equity markets were at or near all time highs.

In our opinion, the recent period of positive results for global equities is partially explained by a rebound in confidence and valuations following several tough performance years in the early part of the decade. We also believe that the benefits of globalization have played a key role in the recent period of corporate and economic success which is being reflected by global stock market performance in the past several years (a theme we have discussed in previous Shareholder Letters). Some of the benefits of freer trade and the opening of boarders include non-inflationary economic growth, low interest rates, an improvement in the mobility of capital, improved capital allocation decisions and sustainable improvements in profitability and living standards. While the global economy may slow in 2007, in our view, we believe that the long-term secular benefits of globalization will continue to be prevalent. In our opinion, this theme is supportive of the case for continued investment in equities as well as in international investing.

Thank you for your continued confidence.

For Hansberger Global Investors, Inc.,

Thomas L. Hansberger, CFA

Chairman and Chief Executive Officer

Ron Holt, CFA

President and Director of Research

Hansberger Institutional Series

About Your Fund’s Expenses

As a shareholder of a Fund, you incur ongoing costs, including management fees and other expenses. These examples are intended to help you understand your ongoing costs (in U.S. Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Based on Actual Fund Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 — December 31, 2006(1)	Annualized Expense Ratio
Based on Actual Fund Return
International Value Fund
Institutional Class	$1,000.00	$1,131.70	$5.16	0.96%
Advisor Class	$1,000.00	$1,130.90	$6.18	1.15%
Emerging Markets Fund
Institutional Class	$1,000.00	$1,233.00	$7.04	1.25%
Advisor Class	$1,000.00	$1,230.90	$7.87	1.40%
International Growth Fund
Institutional Class	$1,000.00	$1,168.80	$5.14	0.94%
Advisor Class	$1,000.00	$1,166.80	$6.28	1.15%
International Core Fund
Institutional Class	$1,000.00	$1,151.70	$5.42	1.00%
Advisor Class	$1,000.00	$1,151.10	$6.24	1.15%

Based on Hypothetical Fund Return (5% average annual return before expenses)
International Value Fund
Institutional Class	$1,000.00	$1,020.37	$4.89	0.96%
Advisor Class	$1,000.00	$1,019.41	$5.85	1.15%
Emerging Markets Fund
Institutional Class	$1,000.00	$1,018.90	$6.36	1.25%
Advisor Class	$1,000.00	$1,018.15	$7.12	1.40%
International Growth Fund
Institutional Class	$1,000.00	$1,020.47	$4.79	0.94%
Advisor Class	$1,000.00	$1,019.41	$5.85	1.15%
International Core Fund
Institutional Class	$1,000.00	$1,020.16	$5.09	1.00%
Advisor Class	$1,000.00	$1,019.41	$5.85	1.15%

(1)	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Please note that the expenses shown in the table for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transaction costs, such as redemption fees. The expenses in the table also do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If such costs, if applicable to you, were included, your costs would be higher.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2006

International markets continued their upward swing in the final months of the year – the MSCI All Country World Index ex U.S. Index returned 11.2% for the quarter ending December 31, 2006 and 27.2% for the whole year.

US investors in European developed markets benefited from the region’s economic strength, mergers and acquisitions and the weakening dollar. The Eurozone rose 36% for the year, which reflected the continued growth in GDP (estimated at 2.7% for the full year) and growth in corporate earnings. The larger Eurozone markets of France and Germany returned 35.4% and 36.8%, respectively, for the year, while the UK market rose 30.7%. Still, valuations of some stocks attracted corporate buyers – the Wall Street Journal estimates that $1.36 trillion in deals targeting European companies were announced in 2007, $424 billion in the fourth quarter alone. In total, the DM (Developed Market) European Index rose 19.6% for the year in local currency, but the relative drop in the dollar led to a U.S. Dollar return of 34.4%.

Currency worked against U.S. investors in Japan in 2006, however – the local market rose 7.4% in 2006 but returned 6.3% in U.S. Dollar terms. Reasons cited for the anemic market performance included depressed consumer spending, lackluster earnings growth and the anticipated impact of a global economic slowdown on Japanese exports. The Pacific ex Japan index, however, rose 32.1% for the year with constituents in Australia up 32.5%; Singapore, up 46.7%; New Zealand, up 17.8% and Hong Kong, up 30.4%.

The MSCI Emerging Markets index was up 32.6%. There was a wide dispersion, however, among regions and countries. Investors seemed reassured with Latin American companies’ ability to thrive in an environment characterized by economic reforms and growing stability. Throughout the year, Brazilian equities benefited from lowering interest rates, rising commodity prices and new stock offerings. Brazil, which contributes over half of the region’s index constituents, rose 45.8% for the quarter and Latin America rose 43.5%. In Asia, Thailand vexed investors by trying on new currency controls and then reversing their position. That market fell by 9.8% in December, leaving only a 11.6% return for the year. China enjoyed continued strong GDP growth and increased interest by domestic and foreign investors. The Morgan Stanley China Index, comprised of Hong Kong listed stocks, rose 82.9% and contributed to the Asian Index performance of 33.2%. The EMEA (Europe, Middle East and Africa) Index returned a respectable 24.3% and the largest contributor, Russia, rose 56%.

Fund performance during the year ended December 31, 2006

The HIS International Value Fund (the “Fund”) Institutional Class shares were up 24.40% for the year, underperforming the benchmark MSCI ACWI ex U.S. Index’s (the “Index” or “Benchmark”) 27.16% return over the same period. The Fund’s Institutional Class return includes the effect of the recapture of fund expenses reimbursed in the prior year. Without such expenses recapture, the Fund’s Institutional Class would have underperformed the Index by a narrower margin. The Fund’s Advisor Class shares were up 24.23% for the year, underperforming the Benchmark’s 27.16% return over the same period. The Fund’s Advisor Class return includes the effect of the adviser’s reimbursement of the Fund during the year, which limited total Fund expenses. Without such reimbursement, the Fund would have underperformed the Index by a greater margin.

Attribution by region indicates that most of the Fund’s underperformance versus the Index came from stock selection within the regions. Holding a different mix of currencies than the Index also lowered the relative return. The Fund experienced negative stock selection in the Pacific ex Japan region, particularly among Hong Kong holdings. The Fund’s holdings in Europe and the Emerging Markets also had a negative impact on relative performance. Partially offsetting the impact of the above, the Fund’s Japanese holdings outperformed the Japanese holdings in the Index.

Market Outlook

We believe that international investors will face challenges but will also be offered opportunities in 2007. A weak housing market in the U.S., interest rates rising in Europe and German Value-Added-Taxes increases could put a damper on consumer consumption and investor sentiment. Indeed, in our opinion it is anticipated that global GDP growth will decelerate from an estimated 3.8% in 2006 to closer to 3% in 2007. Most developed regions of the world should experience between 2-2.5% growth, and emerging market regions between 4-6%. To the extent that the valuations do not discount the risks of a global slow down, we could see a correction in pockets of equities in certain regions, countries or sectors. In addition, in our opinion, it is not unreasonable to expect that political or economic events could lead to a declining appetite for risk by investors and a pick up in equity market volatility.

We are optimistic, however, that many international companies and their respective stock prices could still thrive in this environment. Consumer activity in many emerging markets, especially Asia, may offset that of peers in the US. We also believe that Japan’s recovery, while progressing in fits and starts, is irreversible and over time we will see improved corporate profitability, increased shareholder sensitivity and better share prices of Japanese companies. Around the world, we anticipate that continued deployment of cash by companies with strong balance sheets will spark merger and acquisition activity and fund other methods of increasing shareholder value. In addition, in the aggregate, international markets are trading at attractive valuation metrics versus history and that of the US market, underpinning our confidence in international investing.

We look forwarding to reviewing the positioning and outlook for your portfolio in the coming months and thank you for your confidence in Hansberger Global Investors, Inc.

For the International Value Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Chief Investment Officer – Value Team

Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment in the

International Value Fund vs. MSCI ACWI ex U.S. Index

12/30/96-12/31/06

	Total Return — Institutional Class
Time Period	International Value Fund	MSCI ACWI ex U.S. Index
One Year	24.40%	27.16%
Average Annual Three Year	19.34%	21.81%
Average Annual Five Year	16.15%	16.87%
Average Annual Since Inception (12/30/96)	6.61%	8.59%

. . . .    International Value Fund

——    MSCI ACWI ex U.S. Index

The above graph compares the Fund’s performance with the MSCI All Country World Index ex U.S. (the “Index”), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund’s shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

International Value Fund

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks – 99.5%
	Australia – 1.5%
220,375	Westpac Banking Corp.	$4,204,794

	Brazil – 3.8%
67,500	Companhia Energetica de Minas Gerais ADR	3,253,500
172,000	Companhia Vale Do Rio Doce Sponsored ADR	4,515,000
32,562	Petroleo Brasileiro S.A. ADR (a)	3,353,560

		11,122,060

	Canada – 1.8%
41,863	Celestica, Inc. (a)	326,950
64,352	IGM Financial, Inc	2,709,500
53,700	Loblaw Cos. Ltd.	2,246,729

		5,283,179

	China – 2.2%
1,366,000	Cosco Pacific Ltd.	3,181,609
2,978,000	Datang International Power Generation Co., Ltd.	3,098,428

		6,280,037

	Finland – 1.1%
157,700	Nokia Oyj	3,202,428

	France – 12.8%
97,249	Axa S.A.	3,920,256
38,370	BNP Paribas	4,174,222
93,150	Carrefour S.A.	5,637,878
64,586	Credit Agricole S.A.	2,707,319
170,600	France Telecom S.A.	4,706,893
23,642	Schneider Electric S.A.	2,616,509
77,579	Suez S.A.	4,009,570
63,788	Total S.A.	4,590,034
117,000	Vivendi S.A.	4,563,520

		36,926,201

	Germany – 1.8%
48,148	Adidas AG	2,398,028
74,259	Commerzbank AG	2,808,047

		5,206,075

	Greece – 1.2%
89,430	Folli - Follie S.A. (Registered)	3,522,390

Shares		Value (Note A1)

	Hong Kong – 2.3%
7,931,024	Denway Motors Ltd.	$3,210,269
4,954,100	Johnson Electric Holdings Ltd.	3,389,562

		6,599,831

	India – 0.8%
111,195	Patni Computer Systems Ltd. ADR	2,266,154

	Indonesia – 1.0%
8,630,000	PT Bank Mandiri Tbk	2,796,470

	Israel – 0.9%
119,500	Check Point Software Technologies Ltd. (a)	2,619,440

	Italy – 4.7%
144,291	ENI S.p.A.	4,853,263
176,874	Saipem S.p.A.	4,589,238
463,600	UniCredito Italiano S.p.A.	4,052,678

		13,495,179

	Japan – 20.5%
292,000	Ajinomoto Co., Inc.	3,859,686
439,000	Bank of Yokohama (The), Ltd.	3,428,588
80,800	Canon, Inc.	4,549,053
166,000	Chugoku Bank (The), Ltd.	2,172,338
739,000	Isuzu Motors Ltd.	3,453,032
583,000	Joyo Bank	3,217,251
155,700	JS Group Corp.	3,274,234
538	KDDI Corp.	3,652,277
131,000	Marui Co., Ltd.	1,525,175
66,000	Millea Holdings, Inc	2,337,606
17,600	Nintendo Co. Ltd.	4,556,438
263,800	Nissan Motor Co., Ltd.	3,183,196
161,600	Nomura Holdings, Inc.	3,048,544
191,000	Onward Kashiyama Co. Ltd.	2,434,921
737,000	Osaka Gas Co., Ltd.	2,739,323
171,000	Shionogi & Co., Ltd.	3,358,295
189,000	Sumitomo Corp.	2,829,278
284,000	Sumitomo Trust & Banking Co., Ltd.	2,973,595
41,100	Takeda Pharmaceutical Co., Ltd.	2,816,830

		59,409,660

The accompanying notes are an integral part of the financial statements.

International Value Fund (continued)

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks (continued)
	Korea – 2.0%
34,391	Kookmin Bank	$2,765,106
4,556	Samsung Electronics Co., Ltd.	2,988,773

		5,753,879

	Mexico – 2.2%
88,200	Cemex S.A. de C.V. Sponsored ADR (a)	2,988,216
27,900	Fomento Economico Mexicano SA de CV Sponsored ADR	3,229,704

		6,217,920

	Netherlands – 4.6%
95,989	ABN AMRO Holding N.V.	3,077,284
70,093	ING Groep N.V.	3,097,294
50,400	Koninklijke Numico N.V.	2,706,496
238,400	STMicroelectronics N.V.	4,401,328

		13,282,402

	Russia – 1.6%
106,143	Evraz Group SA GDR 144A (a)	2,726,814
23,085	LUKOIL ADR	2,017,629

		4,744,443

	Singapore – 1.3%
264,600	DBS Group Holdings Ltd.	3,884,586

	South Africa – 0.9%
66,800	Sasol Ltd.	2,459,640

	Spain – 1.0%
157,164	Banco Santander Central Hispano S.A.	2,926,573

	Sweden – 1.1%
234,600	Eniro AB	3,094,415

	Switzerland – 6.2%
40,700	CIBA Specialty Chemicals	2,702,066
61,872	Credit Suisse Group	4,313,587
49,300	Lonza Group AG (Registered)	4,249,402
9,829	Nestle S.A. (Registered)	3,486,417

Shares		Value (Note A1)

	Switzerland (continued)
56,618	Novartis AG (Registered)	$3,252,490

		18,003,962

	Taiwan – 1.0%
1,437,546	Taiwan Semiconductor Manufacturing Co., Ltd.	2,951,542

	Thailand – 0.9%
797,200	Bangkok Bank Public Co., Ltd.	2,674,083

	United Kingdom – 20.3%
67, 100	AstraZeneca plc	3,596,019
265,032	BHP Billiton plc	4,853,564
348,000	British Sky Broadcasting plc	3,557,847
512,416	Cattles plc	4,395,179
192,043	GlaxoSmithKline plc	5,054,775
161,075	HBOS plc	3,560,826
183,375	HSBC Holdings plc	3,353,809
613,239	Kingfisher plc	2,859,342
434,400	Man Group plc	4,433,994
932,697	Old Mutual plc	3,174,404
472,800	Reuters Group plc	4,109,809
80,696	Royal Bank of Scotland Group plc	3,140,570
1,034,025	Signet Group plc	2,409,514
488,700	Smith & Nephew plc	5,097,889
1,878,776	Vodafone Group plc	5,188,604

		58,786,145

	Total — Common Stocks
	(Cost $219,307,002)	287,713,488

The accompanying notes are an integral part of the financial statements.

International Value Fund (continued)

Portfolio of Investments

December 31, 2006

Principal Amount		Value (Note A1)
	Short-Term Investment – 0.5%
$1,371,000	Repurchase Agreement with State Street Bank & Trust Company, dated 12/29/06 at 2.500%, to be repurchased at $1,371,381 on 1/2/07, collateralized by $1,105,000 U.S. Treasury Bond 7.125%, due 2/15/23 with a value of $1,401,541 (Cost $1,371,000)	$1,371,000

	TOTAL INVESTMENTS — 100.0%
	(Cost $220,678,002)	289,084,488
	Other Assets and Liabilities (Net) — 0.0%#	73,181

	NET ASSETS — 100%	$289,157,669

(a)	Non-Income producing securities.
144A	Security issued in a transaction exempt from registration under Rule 144A (“Rule 144A Security”) of the Securities Act of 1933, as amended (the “Securities Act”) that has been deemed by Hansberger Global Investors, Inc. to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2006, Rule 144A Securities that have been deemed to be liquid represent $2,726,814, 0.9% of net assets.
#	Amount represents less then 0.1% of net assets.
ADR	American Depository Receipt
GDR	Global Depository Receipt

At December 31, 2006, sector diversification of the International Value Fund was as follows:

	% of Net Assets		Market Value
Financials	30.9		$89,348,503
Consumer Discretionary	14.0		40,321,458
Information Technology	9.6		27,862,106
Health Care	8.0		23,176,298
Materials	7.6		22,035,062
Energy	7.6		21,863,364
Consumer Staples	7.3		21,166,910
Industrials	5.3		15,291,192
Telecommunication Services	4.7		13,547,774
Utilities	4.5		13,100,821
Short-Term Investments	0.5		1,371,000

Total Investments	100.0		289,084,488
Other Assets and Liabilities (Net)	0.0	#	73,181

Net Assets	100.0		$289,157,669

The accompanying notes are an integral part of the financial statements.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2006

Emerging markets were strong for most of 2006 and once again produced double digit returns. The only weak point during the year came in the second quarter, when concerns about the state of the global economy and the future direction of interest rates in the US caused a significant correction, where the group lost approximately 24% of its value. In spite of the threats we identified at the end of 2005, such as the high valuation of some of the smaller markets, the high prices of many commodities, the tight sovereign spreads and the busy election calendar for 2006, the markets showed remarkable resilience supported by strong investor flows and solid earnings advances and were able to overcome these issues.

Fund performance during the year ended December 31, 2006

The HIS Emerging Markets Fund (the “Fund”) Institutional Class shares were up 27.77% for the year, underperforming the benchmark MSCI Emerging Markets Index’s (the “Index” or “Benchmark”) 32.59% return over the same period. The Fund’s Advisor Class shares were up 27.56% for the year, underperforming the Benchmark’s 32.59% return over the same period. The Fund’s return includes the effect of the adviser’s reimbursement of the Fund during the year, which limited total expenses. Without such reimbursement, the Fund would have underperformed the Index by a greater margin.

Attribution by region indicates that most of the Fund’s underperformance versus the Index came from stock selection within the regions. Holding different weights in various regions relative to the Index also had a negative impact. Disappointing stock selection in the Asia region had the largest impact on relative return. Performance of the Indian and Taiwanese holdings relative to their respective markets had the largest negative impacts. The Europe, Middle East and Africa region holdings outperformed the Europe, Middle East and Africa region of the Index. A 3.0% average overweighting to Russia proved helpful as that market exhibited strong performance for the year. Residual cash levels had a negative impact on return during a year with such a strong market rise.

Market Outlook

We believe that investors in emerging market equities will face challenges but will also be offered opportunities in 2007. Concerns about the strength of the US and global economies could put a damper on consumption, on commodity prices and on investor sentiment, particularly in emerging markets. Emerging economies are perceived to be more dependent on these factors for growth. Many observers anticipate that global GDP growth will decelerate from 2006, though emerging economies are still expected to grow faster than the developed world thanks to a combination of attractive consumer dynamics, improved fundamentals, competitive currencies and healthier public finances. The reduced discount in the valuation of the group versus the developed world might already reflect these positive dynamics, so we would not be surprised to see market weakness at several points in 2007, particularly at times when aversion to risk increases. In our opinion, it is not unreasonable to expect that political or economic events could lead to a declining appetite for risk by investors and a pick up in equity market volatility. We are optimistic, however, that many companies and their respective stock prices could still thrive in this environment. Consumer activity in many Asian economies, Russia, Brazil, Mexico and several other countries may reduce the negative impact of slowing US consumption.

For the Emerging Markets Fund Team

Francisco J. Alzuru, CFA

Managing Director – Emerging Markets Research

Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment

in the Emerging Markets Fund vs. MSCI Emerging Markets Index

12/30/96-12/31/06

	Total Return — Institutional Class
Time Period	Emerging Markets Fund	MSCI Emerging Markets Index
One Year	27.77%	32.59%
Average Annual Three Year	26.39%	30.97%
Average Annual Five Year	25.20%	26.97%
Average Annual Since Inception (12/30/96)	8.03%	9.40%

. . . .    Emerging Markets Fund

——    MSCI EM Index

The above graph compares the Fund’s performance with the MSCI Emerging Markets Index (the “Index”), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund’s shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

Emerging Markets Fund

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks – 97.2%
	Argentina – 1.4%
137,500	Banco Macro Bansud S.A. ADR	$4,291,375

	Brazil – 14.0%
160,000	Banco Bradesco S.A.	6,212,029
2,400	Banco Bradesco S.A. (a)	86,946
185,600	Banco do Brasil S.A.	5,559,747
85,041,000	Companhia Energetica de Minas Gerais	3,630,114
435,100	Companhia Vale Do Rio Doce Sponsored ADR	11,421,375
1,383,700	Marcopolo S.A.	3,853,506
285,000	NET Servicos de Comunicacao SA (a)	3,237,515
74,700	Petroleo Brasileiro S.A. ADR (a)	7,693,353
57,500	Totvs SA (a)	1,272,724

		42,967,309

	Chile – 1.1%
306,163	Madeco S.A. ADR (a)	3,383,101

	China – 12.9%
1,222,000	China Communications Construction Company Ltd. (a)	1,206,557
384,100	China Mobile (Hong Kong) Ltd.	3,318,312
6,928,000	China Petroleum & Chemical Corp. Class H	6,418,112
2,280,000	Cosco Pacific Ltd.	5,310,445
3,500,000	Datang International Power Generation Co., Ltd.	3,641,537
6,597,000	Industrial & Commercial Bank of China (a)	4,113,424
2,882,000	Lianhua Supermarkets Holdings Ltd., Class H	3,437,534
4,000,000	Peace Mark (Holdings) Ltd.	3,601,400
2,426,000	Weichai Power Co., Ltd., Class H	8,537,175

		39,584,496

Shares		Value (Note A1)

	Egypt – 1.1%
102,900	Egyptian Company for Mobile Services (Mobinil)	$3,243,073

	Hong Kong – 1.0%
7,872,400	Denway Motors Ltd.	3,186,539

	Hungary – 1.1%
14,400	Gedeon Richtor Rt.	3,277,835

	India – 6.6%
155,219	Hero Honda Motors Ltd.	2,661,283
74,000	Infosys Technologies Ltd.	3,741,664
223,100	Mahindra & Mahindra Ltd.	4,581,022
150,726	Oil & Natural Gas Corp., Ltd.	2,942,816
150,323	Patni Computer Systems Ltd. Sponsored ADR	3,063,583
296,369	Punjab National Bank Ltd.	3,381,009

		20,371,377

	Indonesia – 3.6%
10,350,500	PT Bank Mandiri Tbk	3,353,983
31,309,000	PT Bank Niaga Tbk	3,220,266
6,207,000	PT United Tractors Tbk	4,527,539

		11,101,788

	Israel – 1.8%
600,000	Bank Hapoalim B.M.	2,799,805
93,400	Teva Pharmaceutical Industries Ltd. Sponsored ADR	2,902,872

		5,702,677

	Korea – 11.8%
7,846	Amorepacific Corp. (a)	4,870,490
39,269	Hyundai Motor Co., Ltd. (a)	2,837,893
57,256	Kookmin Bank ADR	4,617,124
1	Pacific Corp. (a)	183
15,890	POSCO	5,252,919
15,335	Samsung Electronics Co., Ltd.	10,059,886
9,094	Shinsegae Co., Ltd. (a)	5,664,420
149,000	Woongjin Thinkbig Co., Ltd. (a)	3,143,675

		36,446,590

The accompanying notes are an integral part of the financial statements.

Emerging Markets Fund (continued)

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)
	Common Stocks (continued)

	Mexico – 8.1%
1,108,000	Axtel, S.A. de C.V., COP (a)	$3,384,615
99,588	Cemex S.A. de C.V. Sponsored ADR (a)	3,374,042
42,592	Fomento Economico Mexicano SA de CV Sponsored ADR	4,930,450
819,426	Gruma S.A., Class B	2,988,557
247,200	Grupo Televisa S.A. ADR	6,676,872
780,600	Wal-Mart de Mexico SA, Series V	3,434,409

		24,788,945

	Russia – 12.0%
178,848	Evraz Group SA GDR 144A (a)	4,594,605
28,844	Lebedyansky (b)	2,307,520
60,700	LUKOIL ADR	5,305,180
22,900	MMC Norilsk Nickel ADR	3,618,200
65,900	Mobile Telesystems, Sponsored ADR	3,307,521
192,800	OAO Gazprom, Sponsored ADR	8,805,282
48,394	Polyus Gold, ADR (a)	2,385,824
105,000	Sistema JSFC Sponsored GDR	3,343,412
29,250	Surgutneftegaz ADR	3,276,000

		36,943,544

	South Africa – 7.2%
124,320	Impala Platinum Holdings Ltd	3,251,363
590,188	MTN Group Ltd.	7,158,800
1,783,500	Network Healthcare Holdings Ltd.	3,505,565
90,400	Sasol Ltd.	3,328,615
371,800	Standard Bank Group Ltd.	4,994,898

		22,239,241

	Taiwan – 9.9%
2,499,205	Asustek Computer, Inc.	6,826,796
3,470,800	Chi Mei Optoelectronics Corp.	3,503,731

Shares		Value (Note A1)

	Taiwan (continued)
8,924,544	Chinatrust Financial Holding Co., Ltd.	$7,440,029
1,170,892	President Chain Store Corp.	2,825,744
4,772,277	Taiwan Semiconductor Manufacturing Co., Ltd.	9,798,347

		30,394,647

	Thailand – 2.7%
1,056,600	Advanced Info Service Public Co., Ltd.	2,269,422
1,116,100	Bangkok Bank Public Co., Ltd.	3,743,783
11,486,500	Land & Houses Public Co., Ltd.	2,229,414

		8,242,619

	United Kingdom – 0.9%
148,076	HSBC Holdings plc	2,708,213

	Total — Common Stocks
	(Cost $207,449,849)	298,873,369

Principal Amount
	Short-Term Investment — 2.8%
$8,469,000	Repurchase Agreement with State Street Bank and Trust Company, dated 12/29/06 at 2.500%, to be repurchased at $8,471,353 on 1/02/07, collateralized by $6,815,000 U.S. Treasury Bond 7.125%, due 2/15/23 with a value of $8,643,894 (Cost $8,469,000)	8,469,000

The accompanying notes are an integral part of the financial statements.

Emerging Markets Fund (continued)

Portfolio of Investments

December 31, 2006

Value (Note A1)
TOTAL INVESTMENTS — 100.0%
(Cost $215,918,849)	$307,342,369
Other Assets and Liabilities (Net) — 0.0% #	101,183

NET ASSETS — 100%	$307,443,552

(a) Non-Income producing securities.

(b)    Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 2006, securities subject to restrictions on resale that have not been deemed to be liquid represent $2,307,520, 0.8% of net assets.

Security	Acquisition Date	Cost
Lebedyansky	10/02/2006	$1,521,095
	10/17/2006	511,437

144A Security issued in a transaction exempt from registration under Rule 144A (“Rule 144A Security”) of the Securities Act of 1933, as amended (the “Securities Act”) that has been deemed by Hansberger Global Investors, Inc. to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2006, Rule 144A Securities that have been deemed to be liquid represent $4,594,605, 1.5% of net assets.

# Amount represents less than 0.1% of net assets.
ADR American Depository Receipt
COP Certificate of Ordinary Participation
GDR Global Depository Receipt

At December 31, 2006, sector diversification of the Emerging Markets Fund was as follows:

	% of Net Assets		Market Value
Financials	18.4		$56,522,631
Information Technology	12.4		38,266,731
Energy	12.3		37,769,358
Materials	11.0		33,898,328
Consumer Discretionary	10.5		32,155,613
Consumer Staples	9.9		30,459,307
Industrials	8.7		26,818,323
Telecommunication Services	8.5		26,025,155
Health Care	3.1		9,686,272
Utilities	2.4		7,271,651
Short-Term Investment	2.8		8,469,000

Total Investments	100.0		307,342,369
Other Assets and Liabilities (Net)	0.0	#	101,183

Net Assets	100.0		$307,443,552

The accompanying notes are an integral part of the financial statements.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market conditions during the year ended December 31, 2006

The year of 2006 proved to be a positive, yet at times volatile, year for global equity markets in general. After beginning the year with a very positive first quarter, equity markets experienced a significant correction that began in the midst of the second quarter as a brief surge in bond yields temporarily removed some speculative froth. Given the Fund’s skew toward high quality companies, these conditions actually considerably enhanced its relative performance during this phase. Subsequently, however, liquidity returned and markets recovered to end the year with strong positive momentum. Many areas of the benchmark concluded the calendar year at, or near, all time highs.

Over the course of the year, positive equity market performance was broad with all sectors and regions in the benchmark posting positive performance. The total US Dollar return of the benchmark itself was an impressive 27.16% for the year. In our view, a growing sense of comfort emanating from peaking oil prices and the continuance of economic growth with relatively low global inflation provided a good backdrop for positive equity market performance. This environment, however, continued to benefit more speculative situations in our opinion as can be seen by the strong out performance of lower quality stocks during the year. In addition, the speculative appeal of merger and acquisition activity continued to help relative performance in certain traditional ‘value’ sectors such as utilities and basic materials (MSCI ACWI ex US Value outperformed its Growth counterpart by 645 basis points: 30.41% versus 23.96%). Both of these over-riding backdrops helped to contribute to Fund performance that ended the year behind the benchmark.

Fund performance during the year ended December 31, 2006

The HIS International Growth Fund (the “Fund”) Institutional Class shares were up 23.27% for the year, underperforming the benchmark MSCI ACWI Ex U.S. Index’s (the “Index” or “Benchmark”) 27.16% return over the same period. The Fund’s Institutional Class return includes the effect of the recapture of fund expenses reimbursed in the prior year. Without such expenses recapture, the Fund’s Institutional Class would have underperformed the Index by a narrower margin. The Fund’s Advisor Class shares were up 22.98% for the year, underperforming the Benchmark’s 27.16% return over the same period. The Fund’s Advisor Class return includes the effect of the adviser’s reimbursement of the Fund during the year, which limited total expenses. Without such reimbursement, the Fund would have underperformed the Index by a greater margin.

Attribution by region indicates that most the Fund’s performance differential versus the Index came from stock selection, with allocation among regions having a lesser, also negative, impact on relative return. Among regions, Europe and the Emerging Markets had the largest negative impact, primarily from stock selection. However, stock selection in the Pacific ex Japan region offset some of that underperformance. Holding a different mix of currencies than the Index had a small positive impact on the relative return.

Market Outlook

From an overall perspective, it continues to be our opinion that the risk return profile of equities remains positive heading into 2007. Our internal research leads us to believe that equity valuations remain compelling given the strong recovery in global corporate profitability, our outlook for modest global growth and limited signs of inflationary forces. In particular, we continue to see the European region improving from a cyclical profitability perspective in addition to having attractive valuation characteristics. Partly driving this, in our opinion, is Germany which is beginning to show promising economic momentum for the first time in many years and a range of high quality growth companies in Switzerland which remain very attractively priced. The Fund continues to be overweight in the European region particularly at the expense of Japan. The potential for an appreciating Yen and government fiscal tightening continue to cause us some concern for certain areas of the Japanese equity market. Emerging markets continued to gain momentum during the fourth quarter and now represent over 14% of the benchmark weight as we move into 2007. While absolute valuations remain attractive in certain countries and stocks, we are less enamored with the risk-adjusted valuation of certain emerging market equities and continue to be cautious about the overall exposure of this region within the Fund.

The Fund has yet to experience the retreat of several style headwinds, which in our view, have hindered performance over recent years. While we have seen some relative recovery in large capitalization stocks (to which the

Fund is positively biased) in most recent times, the Fund continues to face headwinds from its strong bias towards both growth and quality. Specifically, ‘value’ continues to outperform ‘growth’ and ‘low quality’ has continued to outperform ‘high quality’ investing. In the face of this, the managers of the Fund continue our disciplined process of investing in high quality growth companies which offer a very compelling risk-return proposition in the current market context.

In our opinion, the environment in 2007 may be one of slowing economic growth with possible tightening in international liquidity conditions. Given our view that multiples have converged across both economic sector and investment style, we feel that the market may again gravitate towards business models that have the ability to sustain durable long term earnings growth. Indeed, it is our opinion that the current low level of credit spreads are not sustainable in the long run and that the windfall re-rating that has taken place in low quality companies over the last 3 years has reached its final stages. Our intent focus on quality and secular growth should position the Fund well in the event that a more challenging 2007 brings pressure on lower quality and/or cyclical earnings. We feel that a Fund invested in these types of stocks could itself experience an upward re-rating (multiple expansion) from current levels. As always, the Fund remains fully invested in equities of reasonably priced, high quality companies which in our opinion have a promising growth outlook over the next 3-5 years. We believe that a well diversified portfolio of these types of stocks should add value over the long run.

For the International Growth Fund Team

Thomas R. Tibbles, CFA

Chief Investment Officer – Growth Team

Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment in the International Growth Fund vs. MSCI ACWI ex U.S. Index 6/23/03-12/31/06

	Total Return — Institutional Class
Time Period	International Growth Fund	MSCI ACWI ex U.S. Index
One Year	23.27%	27.16%
Average Annual Three Year	18.08%	21.81%
Average Annual Since Inception (6/23/03)	22.81%	26.12%

. . . .    International Growth Fund

——    MSCI ACWI ex U.S. Index

The above graph compares the Fund’s performance with the MSCI ACWI ex U.S. (the “Index”), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund’s shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

International Growth Fund

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks – 98.0%
	Australia – 3.0%
119,630	Rio Tinto Ltd.	$6,964,717
327,404	Woodside Petroleum Ltd.	9,808,649

		16,773,366

	Austria – 1.4%
106,059	Erste Bank der oesterreichischen Sparkassen AG	8,120,658

	Belgium – 1.1%
97,465	InBev NV	6,413,058

	Brazil – 2.5%
119,300	Aracruz Celulose S.A. ADR	7,305,932
63,744	Petroleo Brasileiro S.A. ADR (a)	6,564,995

		13,870,927

	Canada – 4.3%
189,042	Cameco Corp.	7,646,749
293,800	Manulife Financial Corp.	9,927,502
89,232	Suncor Energy, Inc.	7,041,297

		24,615,548

	China – 1.5%
9,364,000	China Petroleum & Chemical Corp., Class H	8,674,828

	Denmark – 1.8%
237,400	Vestas Wind Systems A/S (a)	9,990,892

	Finland – 1.1%
306,700	Nokian Renkaat Oyj	6,264,146

	France – 5.0%
93,388	Electricite de France (a)	6,790,557
70,609	Iliad S.A.	6,102,610
59,773	LVMH Moet Hennessy Louis Vuitton S.A.	6,287,846
125,900	Total S.A. ADR	9,054,728

		28,235,741

	Germany – 4.5%
126,165	Adidas AG	6,283,691
60,901	RWE AG	6,679,011
115,400	SAP AG ADR	6,127,740
47,380	Wacker Chemie AG (a)	6,148,543

		25,238,985

Shares		Value (Note A1)

	Greece – 1.0%
127,671	National Bank of Greece S.A.	$5,856,032

	Hong Kong – 3.6%
1,141,500	Esprit Holdings Ltd.	12,743,828
2,358,000	Foxconn International Holdings Ltd. (a)	7,736,097

		20,479,925

	India – 2.8%
103,400	HDFC Bank Ltd. ADR	7,804,632
152,300	Infosys Technologies Ltd. ADR	8,309,488

		16,114,120

	Ireland – 1.3%
343,323	Anglo Irish Bank Corp. plc	7,068,500

	Israel – 1.2%
220,500	Teva Pharmaceutical Industries Ltd. ADR	6,853,140

	Italy – 3.9%
355,280	Saipem S.p.A.	9,218,225
1,463,971	UniCredito Italiano S.p.A.	12,797,677

		22,015,902

	Japan – 15.1%
281,900	Denso Corp.	11,177,554
142,100	Ibiden Co. Ltd.	7,147,296
97,900	Nidec Corp.	7,576,913
126,800	Nitto Denko Corp.	6,334,170
37,920	Orix Corp.	10,996,496
351,000	Sharp Corp.	6,035,120
55,500	SMC Corp.	7,854,593
785	Sumitomo Mitsui Financial Group, Inc.	8,037,244
315,500	THK Co. Ltd.	8,121,203
96,200	Toyota Motor Corp.	6,438,372
73,100	Yamada Denki Co., Ltd.	6,204,825

		85,923,786

	Korea – 2.4%
83,800	Kookmin Bank ADR	6,757,632
20,419	Samsung Electronics Co., Ltd. GDR, 144A (a)	6,717,851

		13,475,483

The accompanying notes are an integral part of the financial statements.

International Growth Fund (continued)

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)
	Common Stocks (continued)

	Luxembourg – 1.1%
101,700	Millicom International Cellular S.A. (a)	$6,268,788

	Mexico – 1.3%
172,561	Wal Mart De Mexico S.A. de C.V. ADR	7,575,411

	Netherlands – 1.3%
196,317	Koninklijke (Royal) Philips Electronics NV	7,377,593

	Singapore – 2.4%
447,000	DBS Group Holdings Ltd.	6,562,396
623,000	Keppel Corp. Ltd.	7,123,198

		13,685,594

	Spain – 5.8%
487,731	Banco Bilbao Vizcaya Argentaria S.A.	11,718,035
357,045	Banco Santander Central Hispano S.A.	6,648,585
697,992	Telefonica S.A.	14,818,912

		33,185,532

	Switzerland – 13.3%
464,580	ABB Ltd.	8,319,490
93,839	Credit Suisse Group	6,542,260
97,560	Holcim Ltd. (Registered)	8,922,120
20,644	Nestle S.A. (Registered)	7,322,574
228,373	Novartis AG (Registered)	13,119,166
59,026	Roche Holding AG	10,560,553
50,694	Syngenta AG (Registered)	9,416,929
49,435	Synthes, Inc.	5,876,967
93,480	UBS AG	5,657,191

		75,737,250

	Taiwan – 1.3%
687,864	Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	7,518,354

Shares		Value (Note A1)

	United Kingdom – 14.0%
3,305,483	ARM Holdings plc	$8,106,910
730,966	Barclays plc	10,436,815
884,224	British Sky Broadcasting plc	9,040,039
136,828	Carnival plc	6,912,187
328,596	HBOS plc	7,264,151
903,449	Michael Page International plc	7,979,365
781,586	Prudential plc	10,678,276
136,039	Reckitt Benckiser plc	6,205,763
641,616	Smith & Nephew plc	6,693,038
815,639	Tesco plc	6,445,580

		79,762,124
	Total — Common Stocks
	(Cost $477,427,446)	557,095,683

Principal Amount
	Short-Term Investment – 1.8%
$10,139,000	Repurchase Agreement with State Street Bank and Trust Company, dated 12/29/06 at 2.500%, to be repurchased at $10,141,816 on 1/2/07, collateralized by $8,155,000 U.S. Treasury Bond 7.125%, due 2/15/23 with a value of $10,343,500 (Cost $10,139,000)	10,139,000

The accompanying notes are an integral part of the financial statements.

International Growth Fund (continued)

Portfolio of Investments

December 31, 2006

Value (Note A1)
TOTAL INVESTMENTS — 99.8%
(Cost $487,566,446)	$567,234,683
Other Assets and Liabilities (Net) — 0.2%	1,252,411

NET ASSETS — 100%	$568,487,094

(a) Non-Income producing securities.

144A Security issued in a transaction exempt from registration under Rule 144A (“Rule 144A Security”) of the Securities Act of 1933, as amended (the “Securities Act”) that has been deemed by Hansberger Global Investors, Inc. to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2006, Rule 144A Securities that have been deemed to be liquid represent $6,717,851, 1.2% of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt

At December 31, 2006, sector diversification of the International Growth Fund was as follows:

	% of Net Assets	Market Value
Financials	25.1	$142,874,082
Consumer Discretionary	14.9	84,765,202
Information Technology	10.4	59,240,649
Energy	10.2	58,009,471
Industrials	8.7	49,388,741
Materials	7.9	45,092,411
Health Care	7.6	43,102,863
Consumer Staples	6.0	33,962,386
Telecommunication Services	4.8	27,190,310
Utilities	2.4	13,469,568
Short-Term Investment	1.8	10,139,000

Total Investments	99.8	567,234,683
Other Assets and Liabilities (Net)	0.2	1,252,411

Net Assets	100.0	$568,487,094

The accompanying notes are an integral part of the financial statements.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

Market conditions during the year ended December 31, 2006

The year of 2006 proved to be a positive, yet at times volatile, year for global equity markets in general. After beginning the year with a very positive first quarter, equity markets experienced a significant correction that began in the midst of the second quarter as a brief surge in bond yields temporarily removed some speculative froth. Given the Hansberger International Core Fund’s (the “Fund”) skew toward high quality companies, these conditions actually considerably enhanced the Fund’s relative performance during this phase. Subsequently, however, liquidity returned and markets recovered to end the year with strong positive momentum. Many areas of the benchmark concluded the calendar year at, or near, all time highs.

Over the course of the year, positive equity market performance was broad with all sectors and regions in the benchmark posting positive performance. The total US dollar return of the MSCI ACWI Ex U.S. Index (“Index” or “Benchmark”) benchmark itself was an impressive 27.16% for the year. In our view, a growing sense of comfort emanating from peaking oil prices and the continuance of economic growth with relatively low global inflation provided a good backdrop for positive equity market performance. This environment, however, continued to benefit more speculative situations in our opinion as can be seen by the strong out performance of lower quality stocks during the year.

Fund performance during the year ended December 31, 2006

The HIS International Core Fund (the “Fund”) Institutional Class shares were up 24.23% for the year, underperforming the benchmark MSCI ACWI Ex U.S. Index’s (the “Index” or “Benchmark”) 27.16% return over the same period. The Fund Advisor Class shares were up 23.95% for the year, underperforming the Benchmark’s 27.16% return over the same period. The Fund’s return includes the effect of the adviser’s reimbursement of the Fund during the year, which limited total expenses. Without such reimbursement, the Fund would have underperformed the Index by a greater margin.

Attribution by region indicates that most of the Fund’s underperformance versus the Index came from stock selection within the regions. Holding a different mix of currencies than the Index also lowered the relative return. The Fund experienced negative stock selection in the European region, particularly among German and United Kingdom holdings. The Fund’s holdings in Europe and emerging markets also had a negative impact on relative performance. Partially offsetting the impact of the above, the Fund’s Japanese holdings outperformed the Japanese holdings in the Index. During this period of strong market performance, residual cash had a negative impact on the active return.

Market Outlook

We believe that international investors will face challenges but will also be offered opportunities in 2007. A weak housing market in the US, interest rates rising in Europe and German Value-Added-Taxes increases could put a damper on consumer consumption and investor sentiment. Indeed, it is anticipated that global GDP growth will decelerate from an estimated 3.8% in 2006 to closer to 3% in 2007. Most developed regions of the world should experience between 2-2.5% growth, and emerging market regions between 4-6%. To the extent that the valuations do not discount the risks of a global slow down, we could see a correction in pockets of equities in certain regions, countries or sectors. In addition, in our opinion, it is not unreasonable to expect that political or economic events could lead to a declining appetite for risk by investors and a pick up in equity market volatility.

We are optimistic, however, that many international companies and their respective stock prices could still thrive in this environment. Consumer activity in many emerging markets, especially Asia, may offset that of peers in the US. We also believe that Japan’s recovery, while progressing in fits and starts, is irreversible and over time we will see improved corporate profitability, increased shareholder sensitivity and better share prices of Japanese companies. Around the world, we anticipate continued deployment of cash by companies with strong balance sheets will spark merger and acquisition activity and fund other methods of increasing shareholder value. In addition, in the aggregate, international markets are trading at attractive valuation metrics versus history and that of the US market, underpinning our confidence in international investing.

We look forwarding to reviewing the positioning and outlook for your portfolio in the coming months and thank you for your confidence in Hansberger Global Investor, Inc..

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Chief Investment Officer – Value Team

Hansberger Global Investors, Inc.

Thomas R. Tibbles, CFA

Chief Investment Officer – Growth Team

Hansberger Global Investors, Inc.

Neil E. Riddles, CFA

International Core Team Member

Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment in the

International Core Fund vs. MSCI ACWI ex U.S. Index

9/13/05-12/31/06

	Total Return — Institutional Class
Time Period	International Core Fund	MSCI ACWI ex U.S. Index
One Year	24.23%	27.16%
Average Annual Since Inception (9/13/05)	24.72%	26.57%

. . . .    International Core Fund

——    MSCI ACWI ex U.S. Index

The above graph compares the Fund’s performance with the MSCI ACWI ex U.S. (the “Index”), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund’s shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

International Core Fund

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks – 98.9%
	Australia – 2.2%
6,515	Rio Tinto Ltd	$379,296
22,904	Westpac Banking Corp.	437,012
17,888	Woodside Petroleum Ltd	535,904

		1,352,212

	Austria – 0.7%
5,673	Erste Bank der oesterreichischen Sparkassen AG	434,367

	Belgium – 0.6%
5,118	InBev NV	336,757

	Brazil – 3.1%
6,300	Aracruz Celulose S.A. ADR	385,812
6,600	Cia Energetica de Minas Gerais ADR	318,120
16,500	Companhia Vale Do Rio Doce, Sponsored ADR	433,125
7,062	Petroleo Brasileiro S.A. ADR (a)	727,315

		1,864,372

	Canada – 3.1%
10,265	Cameco Corp	415,219
4,692	Celestica, Inc. (a)	36,644
6,748	IGM Financial, Inc	284,120
5,600	Loblaw Cos Ltd	234,296
15,800	Manulife Financial Corp.	533,882
4,805	Suncor Energy, Inc.	379,163

		1,883,324

	China – 2.3%
512,000	China Petroleum & Chemical Corp., Class H	474,318
144,000	Cosco Pacific Ltd .	335,397
330,000	Datang International Power Generation Co., Ltd.	343,345
656,000	Denway Motors Ltd.	265,531

		1,418,591

	Denmark – 0.9%
12,500	Vestas Wind Systems A/S (a)	526,058

Shares		Value (Note A1)

	Finland – 1.1%
14,800	Nokia Oyj ADR	$300,736
16,750	Nokian Renkaat Oyj	342,108

		642,844

	France – 8.5%
9,200	Axa S.A.	370,866
3,121	BNP Paribas	339,529
9,718	Carrefour S.A.	588,179
6,715	Credit Agricole S.A.	281,480
5,078	Electricite de France (a)	369,239
18,100	France Telecom S.A.	499,383
3,851	Iliad S.A.	332,835
3,083	LVMH Moet Hennessy Louis Vuitton S.A.	324,317
2,600	Schneider Electric S.A.	287,747
6,859	Suez S.A.	354,499
12,900	Total S.A. ADR	927,768
12,280	Vivendi S.A.	478,975

		5,154,817

	Germany – 3.1%
12,142	Adidas AG	604,736
7,709	Commerzbank AG	291,510
3,153	RWE AG	345,789
6,200	SAP AG ADR	329,220
2,581	Wacker Chemie AG (a)	334,939

		1,906,194

	Greece – 1.1%
9,502	Folli - Follie S.A. (Registered)	374,256
6,964	National Bank of Greece S.A.	319,426

		693,682

	Hong Kong – 2.4%
61,000	Esprit Holdings Ltd.	681,011
129,000	Foxconn International Holdings Ltd. (a)	423,222
519,500	Johnson Electric Holdings Ltd.	355,438

		1,459,671

	India – 1.9%
5,500	HDFC Bank Ltd. ADR	415,140
8,300	Infosys Technologies Ltd. ADR	452,848
13,572	Patni Computer Systems Ltd. Sponsored ADR	276,597

		1,144,585

The accompanying notes are an integral part of the financial statements.

International Core Fund (continued)

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks (continued)
	Indonesia – 0.5%
907,000	PT Bank Mandiri Tbk	$293,905

	Ireland – 0.6%
18,606	Anglo Irish Bank Corp plc	383,069

	Israel – 1.0%
12,600	Check Point Software Technologies Ltd. (a)	276,192
11,700	Teva Pharmaceutical Industries Ltd. ADR	363,636

		639,828

	Italy – 4.3%
14,500	ENI S.p.A.	487,711
37,943	Saipem S.p.A.	984,483
127,364	UniCredito Italiano S.p.A.	1,113,385

		2,585,579

	Japan – 18.0%
30,000	Ajinomoto Co., Inc.	396,543
45,000	Bank of Yokohama (The), Ltd.	351,450
8,400	Canon, Inc.	472,921
20,000	Chugoku Bank (The), Ltd.	261,728
15,300	Denso Corp.	606,657
7,800	Ibiden Co. Ltd.	392,322
77,000	Isuzu Motors Ltd.	359,788
61,000	Joyo Bank	336,625
15,200	JS Group Corp.	319,643
56	KDDI Corp.	380,163
18,500	Marui Co., Ltd.	215,387
7,100	Millea Holdings, Inc.	251,470
5,300	Nidec Corp.	410,190
1,900	Nintendo Co. Ltd.	491,888
27,800	Nissan Motor Co., Ltd.	335,454
6,500	Nitto Denko Corp.	324,701
16,100	Nomura Holdings, Inc.	303,723
20,000	Onward Kashiyama Co., Ltd.	254,966
2,070	Orix Corp.	600,283
78,000	Osaka Gas Co., Ltd.	289,915
19,000	Sharp Corp.	326,687
18,000	Shionogi & Co., Ltd.	353,505
3,100	SMC Corp.	438,725
20,400	Sumitomo Corp.	305,382
44	Sumitomo Mitsui Financial Group, Inc.	450,495

Shares		Value (Note A1)

	Japan (continued)
29,000	Sumitomo Trust & Banking Co., Ltd.	$303,642
4,400	Takeda Pharmaceutical Co., Ltd.	301,558
17,100	THK Co. Ltd.	440,167
5,200	Toyota Motor Corp.	348,020
4,000	Yamada Denki Co., Ltd.	339,525

		10,963,523

	Korea – 2.2%
7,900	Kookmin Bank ADR (a)	637,056
2,213	Samsung Electronics Co., Ltd. GDR, 144A	728,077

		1,365,133

	Luxembourg – 0.6%
5,500	Millicom International Cellular S.A. (a)	339,020

	Mexico – 1.7%
9,200	Cemex S.A. de C.V. Sponsored ADR	311,696
2,900	Fomento Economico Mexicano SA de CV Sponsored ADR	335,704
9,304	Wal-Mart De Mexico S.A. de C.V. ADR	408,445

		1,055,845

	Netherlands – 3.0%
9,689	ABN AMRO Holding N.V.	310,617
7,339	ING Groep N.V.	324,298
10,700	Koninklijke (Royal) Philips Electronics NV	402,106
6,100	Koninklijke Numico N.V.	327,572
25,152	STMicroelectronics N.V.	464,355

		1,828,948

	Russia – 0.8%
11,091	Evraz Group SA GDR 144A	284,928
2,400	LUKOIL ADR	209,760

		494,688

	Singapore – 1.9%
52,000	DBS Group Holdings Ltd.	763,411
34,000	Keppel Corp. Ltd.	388,746

		1,152,157

	South Africa – 0.4%
6,900	Sasol Ltd.	254,065

The accompanying notes are an integral part of the financial statements.

International Core Fund (continued)

Portfolio of Investments

December 31, 2006

Shares		Value (Note A1)

	Common Stocks (continued)
	Spain – 3.5%
26,585	Banco Bilbao Vizcaya Argentaria S.A.	$638,721
35,926	Banco Santander Central Hispano S.A.	668,983
37,380	Telefonica S.A.	793,606

		2,101,310

	Sweden – 0.5%
24,400	Eniro AB	321,840

	Switzerland – 9.8%
25,300	ABB Ltd.	453,061
4,380	CIBA Specialty Chemicals	290,787
11,085	Credit Suisse Group	772,823
5,260	Holcim Ltd. (Registered)	481,041
4,930	Lonza Group AG (Registered)	424,940
2,142	Nestle S.A. (Registered)	759,783
18,408	Novartis AG (Registered)	1,057,470
3,225	Roche Holding AG	576,996
2,706	Syngenta AG (Registered)	502,667
2,696	Synthes, Inc.	320,508
4,960	UBS AG (Registered)	300,168

		5,940,244

	Taiwan – 1.2%
66,642	Taiwan Semiconductor Manufacturing Co., Ltd.	728,397

	Thailand – 0.5%
83,400	Bangkok Bank Public Co., Ltd.	279,752

	United Kingdom – 17.4%
180,068	ARM Holdings plc	441,628
7,000	AstraZeneca plc	375,144
39,580	Barclays plc	565,128
27,708	BHP Billiton plc	507,420
83,423	British Sky Broadcasting plc	852,892
7,439	Carnival plc	375,799
54,413	Cattles plc	466,720
16,731	GlaxoSmithKline plc	440,378
33,810	HBOS plc	747,425
23,600	HSBC Holdings plc	431,629
73,871	Kingfisher plc	344,437

Shares		Value (Note A1)

	United Kingdom (continued)
48,779	Man Group plc	$497,895
49,211	Michael Page International plc	434,637
98,576	Old Mutual plc	335,500
41,804	Prudential plc	571,139
7,415	Reckitt Benckiser plc	338,254
49,100	Reuters Group plc	426,801
8,683	Royal Bank of Scotland Group plc	337,930
133,400	Signet Group plc	310,852
85,379	Smith & Nephew plc	890,634
43,570	Tesco plc	344,312
20,012	Vodafone Group plc, ADR	555,933

		10,592,487

	Total –- Common Stocks
	(Cost $50,804,709)	60,137,264

Principal Amount
	Short-Term Investment – 1.0%
$593,000	Repurchase Agreement with State Street Bank & Trust Company, dated 12/29/2006 at 2.500%, to be repurchased at $593,165 on 01/02/2007, collateralized by $480,000 U.S. Treasury Bond 7.125%, due 02/15/2023 with a value of $608,814 (Cost $593,000)	593,000

	TOTAL INVESTMENTS — 99.9%
	(Cost $51,397,709)	$60,730,264
	Other Assets and Liabilities (Net) — 0.1%	54,151

	NET ASSETS — 100%	$60,784,415

The accompanying notes are an integral part of the financial statements.

International Core Fund (continued)

Portfolio of Investments

December 31, 2006

(a)	Non-Income producing securities.

144A	Security issued in a transaction exempt from registration under Rule 144A (“Rule 144A Security”) of the Securities Act of 1933, as amended (the “Securities Act”) that has been deemed by Hansberger Global Investors, Inc. to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2006, Rule 144A Securities that have been deemed to be liquid represent $1,013,005, 1.7% of net assets.
ADR	American Depository Receipt
GDR	Global Depository Receipt

At December 31, 2006, sector diversification of the International Core Fund was as follows:

	% of Net Assets	Market Value
Financials	28.0	$17,006,302
Consumer Discretionary	14.6	8,892,145
Information Technology	10.2	6,225,237
Energy	8.9	5,395,706
Health Care	7.7	4,679,829
Materials	7.7	4,661,352
Industrials	7.0	4,285,001
Consumer Staples	6.7	4,069,845
Telecommunication Services	4.8	2,900,940
Utilities	3.3	2,020,907
Short-Term Investments	1.0	593,000

Total Investments	99.9	60,730,264
Other Assets and Liabilities (Net)	0.1	54,151

Net Assets	100.0	$60,784,415

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

December 31, 2006

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
ASSETS:
Investments, at Value (Note A1)	$289,084,488	$307,342,369	$567,234,683	$60,730,264
Foreign Currency, at Value	—	133,276	—	—
Cash	355	166	660	998
Investment Securities Sold	225,996	—	919,578	127,472
Dividends and Interest Receivable	375,198	892,137	87,673	45,501
Receivable for Fund Shares Sold	20,716	—	8,000,000	—
Foreign Withholding Tax Reclaim Receivable	198,142	38,620	209,338	27,645
Prepaid Expenses	34,886	62,534	68,013	5,323

Total Assets	289,939,781	308,469,102	576,519,945	60,937,203

LIABILITIES:
Investment Securities Purchased	455,158	574,440	7,544,490	49,629
Investment Advisory Fees Payable (Note B)	206,257	198,097	338,225	27,611
Professional Fees Payable	67,240	81,064	81,187	34,694
Administration Fees Payable (Note C)	13,897	18,919	21,220	1,898
Custodian Fees Payable (Note D)	21,237	96,858	36,232	30,389
Trustees’ Fees and Expenses Payable (Note G)	2,815	1,105	2,645	2,959
Transfer Agent Fees Payable (Note E)	11,990	7,070	5,311	5,007
Deferred Foreign Taxes Payable	—	43,362	—	—
Accrued Expenses	3,518	4,635	3,541	601

Total Liabilities	782,112	1,025,550	8,032,851	152,788

Net Assets	$289,157,669	$307,443,552	$568,487,094	$60,784,415

NET ASSETS CONSIST OF:
Paid-in Capital	$220,718,134	$207,705,230	$485,150,772	$50,691,464
Undistributed (Overdistributed) Net Investment Income	(1,982,087)	38,841	(1,316,231)	(250,817)
Undistributed Net Realized Gain (Loss)	2,002,776	8,311,418	4,987,266	1,010,035
Unrealized Appreciation of Investments and Foreign Currency Translations	68,418,846	91,388,063	79,665,287	9,333,733

Net Assets	$289,157,669	$307,443,552	$568,487,094	$60,784,415

COMPUTATION OF NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$284,022,400	$307,442,121	$567,716,868	$60,176,111

Shares of Beneficial Interest Outstanding (indefinite number of shares, no par value)	21,930,210	37,060,940	30,541,313	4,809,917

Net Asset Value Per Share	$12.95	$8.30	$18.59	$12.51

Advisor Class Shares:
Net Assets	$5,135,269	$1,431	$770,226	$608,304

Shares of Beneficial Interest Outstanding (indefinite number of shares, no par value)	396,877	173	41,510	48,698

Net Asset Value Per Share	$12.94	$8.28	$18.56	$12.49

Investments, at Cost	$220,678,002	$215,918,849	$487,566,446	$51,397,709

Foreign Currency, at Cost	$—	$133,267	$—	$—

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2006

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
Investment Income:
Dividends	$7,361,983	$11,116,434	$7,147,755	$1,058,236
Interest	83,908	162,612	201,808	25,045
Less: Foreign Taxes Withheld	(603,791)	(752,130)	(599,352)	(83,733)

Total Income	6,842,100	10,526,916	6,750,211	999,548

Expenses:
Investment Advisory Fees (Note B) .	1,996,768	3,280,375	2,996,477	356,436
Administration Fees (Note C)	84,917	107,747	132,899	15,600
Custodian Fees (Note D)	150,735	628,851	206,234	61,865
Professional Fees	166,413	206,881	220,808	65,651
Registration and Filing Fees	27,082	29,720	12,731	22,257
Trustees’ Fees and Expenses (Note G)	28,838	29,108	28,805	27,257
Shareholder Reports Expenses	10,689	14,886	14,980	1,838
Transfer Agent Fees (Note E):
Institutional Class	24,946	31,158	26,617	15,986
Advisor Class	42,677	17,664	17,094	16,134
Expense recapture — Institutional Class (Note B)	34,913	—	32,228	—
Miscellaneous Expenses	75,625	85,447	65,696	10,586

Total Expenses	2,643,603	4,431,837	3,754,569	593,610
Expenses reimbursed by Advisor (Note B and E)	(36,995)	(329,773)	(42,258)	(117,660)

Net Expenses .	2,606,608	4,102,064	3,712,311	475,950

Net Investment Income	4,235,492	6,424,852	3,037,900	523,598

Net Realized Gain (Loss):
Security Transactions (a)	41,826,705	86,325,584	28,698,998	3,827,425
Foreign Currency Transactions	(237,710)	(378,312)	(410,894)	(50,298)

Net Realized Gain	41,588,995	85,947,272	28,288,104	3,777,127

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	12,052,807	(17,941,316)	55,738,453	6,779,887
Translation of Other Assets and Liabilities Denominated in Foreign Currency	23,954	(3,950)	(875)	1,325

Net Unrealized Appreciation (Depreciation) during the period	12,076,761	(17,945,266)	55,737,578	6,781,212

Net Realized Gain and Unrealized Appreciation	53,665,756	68,002,006	84,025,682	10,558,339

Net Increase in Net Assets Resulting from Operations	$57,901,248	$74,426,858	$87,063,582	$11,081,937

(a)	Net of foreign capital gains taxes paid of $12,421 for Emerging Markets Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	International Value Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005†
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$4,235,492	$4,597,466
Net Realized Gain	41,588,995	43,025,938
Net Unrealized Appreciation (Depreciation)	12,076,761	(3,476,462)

Net Increase in Net Assets Resulting from Operations	57,901,248	44,146,942

Distributions:
Institutional Class:
Net Investment Income	(5,983,027)	(4,804,060)
Net Realized Gain	(61,444,275)	—
Advisor Class:
Net Investment Income	(104,297)	(6,321)
Net Realized Gain	(895,137)	—

	(68,426,736)	(4,810,381)

Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold	1,286,334	14,503,305
Net Asset Value on Reinvestment of Distributions	66,948,078	4,571,229
Cost of Shares Redeemed	(21,023,149)	(101,201,481)
Advisor Class:
Proceeds from Shares Sold	4,519,268	366,755
Net Asset Value on Reinvestment of Distributions	996,001	6,321
Cost of Shares Redeemed	(341,010)	(4,742)

Transaction Fees	—	724,476

Increase (decrease) in Net Assets from Capital Share Transactions	52,385,522	(81,034,137)

Net Increase (Decrease) in Net Assets	41,860,034	(41,697,576)
Net Assets:
Beginning of Year	247,297,635	288,995,211

End of Year	$289,157,669	$247,297,635

Overdistributed Net Investment Income	$(1,982,087)	$(778,941)

†	For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Emerging Markets Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005†
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$6,424,852	$5,385,195
Net Realized Gain	85,947,272	93,987,572
Net Unrealized Appreciation (Depreciation)	(17,945,266)	(19,366,961)

Net Increase in Net Assets Resulting from Operations	74,426,858	80,005,806

Distributions:
Institutional Class:
Net Investment Income	(5,995,249)	(5,488,427)
Net Realized Gain	(88,079,353)	(96,747,845)
Advisor Class:
Net Investment Income	(27)	(18)
Net Realized Gain	(398)	(284)

Total Distributions	(94,075,027)	(102,236,574)

Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold	1,783,915	40,660,378
Net Asset Value on Reinvestment of Distributions	92,668,973	100,352,759
Cost of Shares Redeemed	(95,104,907)	(227,234,313)
Advisor Class:
Proceeds from Shares Sold	—	1,000
Net Asset Value on Reinvestment of Distributions	425	302

Transaction Fees	75	3,667,024

Decrease in Net Assets from Capital Share Transactions	(651,519)	(82,552,850)

Net Decrease in Net Assets	(20,299,688)	(104,783,618)
Net Assets:
Beginning of Year	327,743,240	432,526,858

End of Year	$307,443,552	$327,743,240

Undistributed Net Investment Income	$38,841	$—

†	For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	International Growth Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005†
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,037,900	$722,216
Net Realized Gain	28,288,104	2,083,975
Net Unrealized Appreciation (Depreciation)	55,737,578	19,108,326

Net Increase in Net Assets Resulting from Operations	87,063,582	21,914,517

Distributions:
Institutional Class:
Net Investment Income	(4,677,202)	(1,462,164)
Net Realized Gain	(22,622,855)	(2,019,155)
Advisor Class:
Net Investment Income	(6,144)	(926)
Net Realized Gain	(31,250)	(1,148)

Total Distributions	(27,337,451)	(3,483,393)

Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold .	289,618,377	145,409,164
Net Asset Value on Reinvestment of Distributions	26,053,607	3,340,626
Cost of Shares Redeemed	(15,973,719)	(2,755,000)
Advisor Class:
Proceeds from Shares Sold .	500,000	137,000
Net Asset Value on Reinvestment of Distributions	37,394	2,074
Cost of Shares Redeemed	—	—

Transaction Fees	1,090	239,020

Increase in Net Assets from Capital Share Transactions	300,236,749	146,372,884

Net Increase in Net Assets	359,962,880	164,804,008

Net Assets:
Beginning of Year	208,524,214	43,720,206

End of Year	$568,487,094	$208,524,214

Overdistributed Net Investment Income	$(1,316,231)	$(730,032)

†	For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Statements of Changes of Net Assets

	International Core Fund
	Year Ended December 31, 2006	Period Ended December 31, 2005†
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$523,598	$66,844
Net Realized Gain	3,777,127	1,754
Net Unrealized Appreciation	6,781,212	2,552,521

Net Increase in Net Assets Resulting from Operations	11,081,937	2,621,119

Distributions:
Institutional Class:
Net Investment Income	(840,099)	(51,832)
Net Realized Gain	(2,684,838)	—
Advisor Class:
Net Investment Income	(6,655)	(1)
Net Realized Gain	(26,680)	—

Total Distributions	(3,558,272)	(51,833)

Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold	14,000,000	36,530,129
Net Asset Value on Reinvestment of Distributions	3,524,937	51,832
Cost of Shares Redeemed	(4,000,000)	—
Advisor Class:
Proceeds from Shares Sold	572,500	1,000
Net Asset Value on Reinvestment of Distributions	33,335	1
Cost of Shares Redeemed	(22,270)	—

Increase in Net Assets from Capital Share Transactions	14,108,502	36,582,962

Net Increase in Net Assets	21,632,167	39,152,248

Net Assets:
Beginning of Period	39,152,248	—

End of Period	$60,784,415	$39,152,248

Overdistributed Net Investment Income	$(250,817)	$(34,699)

†	For the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Value Fund – Institutional Class
	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$13.58		$11.82		$10.28	$7.37	$8.56

Income from Investment Operations:
Net Investment Income	0.23	#	0.20	#	0.17	0.19	0.10
Net Realized and Unrealized Gain (Loss)	2.88		1.80		1.53	2.89	(1.16)

Total from Investment Operations	3.11		2.00		1.70	3.08	(1.06)

Less Distributions from:
Net Investment Income	(0.32)		(0.27)		(0.17)	(0.18)	(0.13)
Net Realized Gain	(3.42)		—		—	—	—

Total Distributions	(3.74)		(0.27)		(0.17)	(0.18)	(0.13)
Transaction Fees***	—		0.03		0.01	0.01	0.00†

Net Asset Value, End of Period	$12.95		$13.58		$11.82	$10.28	$7.37

Total Return	24.40	%(c)	17.15%		16.62%	42.10%	(12.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$284,022		$246,919		$288,995	$256,564	$206,697
Ratio of Expenses to Average Net Assets (1)	0.9	9%(b)	1.00	%(a)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	1.6	0%	1.62	%(a)	1.44%	1.97%	1.32%
Portfolio Turnover Rate	46%		37%		36%	43%	33%
(1) Before voluntary expense limitation during the period:
Ratio of Expenses to Average Net Assets	N/A		1.03%		1.04%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets	N/A		1.59%		1.40%	1.93%	1.28%

***	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 1, 2002 the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007.
†	Per share amount is less than $0.01.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Institutional Class of shares reflect a reduction (annualized for periods less than one year) of an amount of 0.02% for 2005 of the average net assets of the Class.
(b)	Ratios of expenses to average net assets are inclusive of recaptured expenses. If the Advisor had not recaptured expenses the Fund’s expense ratio would have been 0.98%.
(c)	If the Advisor had not recaptured expenses, the total return would have increased by less than 0.00%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Value – Advisor Class
	Year Ended December 31, 2006	For the Period September 13, 2005† to December 31, 2005
Net Asset Value, Beginning of Period	$13.58	$12.84

Income from Investment Operations:
Net Investment Income #	0.15	0.02
Net Realized and Unrealized Gain	2.94	0.97

Total from Investment Operations	3.09	0.99

Less Distributions from:
Net Investment Income	(0.31)	(0.25)
Capital Gains	(3.42)	—

Total Distributions	(3.73)	(0.25)

Net Asset Value, End of Period	$12.94	$13.58

Total Return	24.23%	7.72	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$5,135	$378
Ratio of Expenses to Average Net Assets (a)	1.15%	1.15	%*
Ratio of Net Investment Income to Average Net Assets (a)	1.07%	0.66	%*
Portfolio Turnover Rate	46%	37	%**

*	Annualized.
**	Not annualized.
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Advisor Class shares reflect a reduction (annualized for periods less than one year) of 1.44% and 16.08% for 2006 and 2005, respectively, of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	Emerging Markets Fund – Institutional Class
	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$9.21		$10.05		$10.40	$6.80	$6.94

Income from Investment Operations:
Net Investment Income	0.19	#	0.16	#	0.15	0.11	0.04
Net Realized and Unrealized Gain (Loss)	2.29		2.73		1.95	3.60	(0.14)

Total from Investment Operations	2.48		2.89		2.10	3.71	(0.10)

Less Distributions from:
Net Investment Income	(0.22)		(0.21)		(0.14)	(0.11)	(0.04)
Capital Gains	(3.17)		(3.63)		(2.33)	—	—

Total Distributions	(3.39)		(3.84)		(2.47)	(0.11)	(0.04)

Transaction Fees*** (Note I)	0.00	†	0.11		0.02	0.00 †	0.00	†

Net Asset Value, End of Period	$8.30		$9.21		$10.05	$10.40	$6.80

Total Return	27.77%		30.97%		20.65%	54.61%	(1.46	) %
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$307,442		$327,742		$432,527	$534,538	$313,064
Ratio of Expenses to Average Net Assets (1)	1.25	%(a)	1.25	%(a)	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	1.96	%(a)	1.56	%(a)	1.10%	1.42%	0.70%
Portfolio Turnover Rate	64%		45%		41%	26%	37%
(1) Before voluntary expense limitation during the period:
Ratio of Expenses to Average Net Assets	N/A		1.35%		1.35%	1.34%	1.34%
Ratio of Net Investment Income to Average Net Assets	N/A		1.46%		1.00%	1.33%	0.61%

***	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 1, 2002 the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007.
†	Per share amount is less than $0.01.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Institutional Class of shares reflect a reduction (annualized for periods less than one year) of 0.10% and 0.04% for 2006 and 2005, respectively, of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	Emerging Markets – Advisor Class
	Year Ended December 31, 2006	For the Period September 13, 2005† to December 31, 2005
Net Asset Value, Beginning of Period	$9.21	$11.24

Income from Investment Operations:
Net Investment Income (Loss)#	0.17	(0.01)
Net Realized and Unrealized Gain (Loss)	2.28	1.38

Total from Investment Operations	2.45	1.37

Less Distributions from:
Net Investment Income	(0.21)	(0.20)
Capital Gains	(3.17)	(3.20)

Total Distributions	(3.38)	(3.40)

Net Asset Value, End of Period	$8.28	$9.21

Total Return	27.56%	12.15	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$1	$1
Ratio of Expenses to Average Net Assets (a)	1.40%	1.40	%*
Ratio of Net Investment Income to Average Net Assets (a)	1.74%	(0.32	)%*
Portfolio Turnover Rate	64%	45	%**

*	Annualized.
**	Not annualized
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Advisor Class shares reflect a reduction (annualized for periods less than one year) of 1,432.42% and 1,634.93% for 2006 and 2005, respectively, of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Growth Fund – Institutional Class
	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004	For the Period June 23, 2003† to December 31, 2003
Net Asset Value, Beginning of Period	$15.87		$13.83		$12.41	$10.00

Income from Investment Operations:
Net Investment Income	0.13	#	0.11	#	0.04	0.01
Net Realized and Unrealized Gain (Loss)	3.55		2.21		1.63	2.52

Total from Investment Operations	3.68		2.32		1.67	2.53

Less Distributions from:
Net Investment Income	(0.17)		(0.12)		(0.03)	(0.02)
Capital Gains	(0.79)		(0.19)		(0.29)	(0.10)

Total Distributions	(0.96)		(0.31)		(0.32)	(0.12)

Transaction Fees*** (Note I)	0.00	(b)	0.03		0.07	—

Net Asset Value, End of Period	$18.59		$15.87		$13.83	$12.41

Total Return	23.27	%(d)	17.09%		14.06%	25.28	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$567,717		$208,374		$43,720	$8,665
Ratio of Expenses to Average Net Assets (1)	0.93	%(c)	1.00	%(a)	1.00%	1.00	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.75%		0.71	%(a)	0.48%	0.10	%*
Portfolio Turnover Rate	54%		38%		41%	13	%**
(1) Before voluntary expense limitation during the period:
Ratio of Expenses to Average Net Assets	N/A		1.10%		1.37%	2.21	%*
Ratio of Net Investment Income to Average Net Assets	N/A		0.60%		0.11%	(1.11	)%*

*	Annualized.
**	Not annualized.
***	Per share amount, based on average shares outstanding, of transaction fees. Prior to July 5, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007.
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Institutional Class of shares reflect a reduction (annualized for periods less than one year) of an amount of 0.04% for 2005 of the average net assets of the Class.
(b)	Amount represents less than $0.01 per share.
(c)	Ratios of expenses to average net assets are inclusive of recaptured expenses. If the Advisor had not recaptured expenses the Fund’s expense ratio would have been 0.92%.
(d)	If the Advisor had not recaptured expenses, the total return would have increased by less than 0.00%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Growth – Advisor Class
	Year Ended December 31, 2006	For the Period September 13, 2005† to December 31, 2005
Net Asset Value, Beginning of Period	$15.87	$15.22

Income from Investment Operations:
Net Investment Income#	0.14	0.02
Net Realized and Unrealized Gain (Loss)	3.50	0.85

Total from Investment Operations	3.64	0.87

Less Distributions from:
Net Investment Income	(0.16)	(0.10)
Capital Gains	(0.79)	(0.12)

Total Distributions	(0.95)	(0.22)

Transaction Fees*** (Note I)	0.00 (b)	—

Net Asset Value, End of Period	$18.56	$15.87

Total Return	22.98%	5.72	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$770	$150
Ratio of Expenses to Average Net Assets (a)	1.15%	1.15	%*
Ratio of Net Investment Income to Average Net Assets (a)	0.78%	0.35	%*
Portfolio Turnover Rate	54%	38	%**

*	Annualized.
**	Not annualized.
***	Per share amount, based on average shares outstanding, of transaction fees. These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007.
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Advisor Class shares reflect a reduction (annualized for periods less than one year) of 7.01% and 20.61% for 2006 and 2005, respectively, of the average net assets of the Class.
(b)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Core – Institutional Class
	Year Ended December 31, 2006	For the Period September 13, 2005† to December 31, 2005
Net Asset Value, Beginning of Period	$10.71	$10.00

Income from Investment Operations:
Net Investment Income #	0.13	0.02
Net Realized and Unrealized Gain	2.45	0.70

Total from Investment Operations	2.58	0.72

Less Distributions from:
Net Investment Income	(0.19)	(0.01)
Capital Gains	(0.59)	—

Total Distributions	(0.78)	(0.01)

Net Asset Value, End of Period	$12.51	$10.71

Total Return	24.23%	7.24	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$60,176	$39,151
Ratio of Expenses to Average Net Assets (a)	1.00%	1.00	%*
Ratio of Net Investment Income to Average Net Assets (a)	1.11%	0.62	%*
Portfolio Turnover Rate	55%	10	%**

*	Annualized.
**	Not annualized.
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Advisor Class shares reflect a reduction (annualized for periods less than one year) of 0.22% and 0.49% for 2006 and 2005, respectively, of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period

	International Core – Advisor Class
	Year Ended December 31, 2006	For the Period September 13, 2005† to December 31, 2005
Net Asset Value, Beginning of Period	$10.71	$10.00

Income from Investment Operations:
Net Investment Income #	0.01	0.02
Net Realized and Unrealized Gain (Loss)	2.54	0.70

Total from Investment Operations	2.55	0.72

Less Distributions from:
Net Investment Income	(0.18)	(0.01)
Capital Gains	(0.59)	—

Total Distributions	(0.77)	(0.01)

Net Asset Value, End of Period	$12.49	$10.71

Total Return	23.95%	7.19	%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$608	$1
Ratio of Expenses to Average Net Assets (a)	1.15%	1.15	%*
Ratio of Net Investment Income to Average Net Assets (a)	0.04%	0.51	%*
Portfolio Turnover Rate	55%	10	%**

*	Annualized.
**	Not annualized.
†	Commencement of investment operations.
#	Per share amounts have been calculated using the average shares method.
(a)	Reflects a contractual expense limitation (See Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund’s Advisor Class shares reflect a reduction (annualized for periods less than one year) of 11.01% and 1,672.16% for 2006 and 2005, respectively, of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2006

Hansberger Institutional Series (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2006, the Trust was comprised of four separate active, diversified portfolios (each individually referred to as a “Fund” and collectively as the "Funds"). The International Value Fund and Emerging Markets Fund commenced operations on December 30, 1996. The International Growth Fund commenced operations on June 23, 2003. The International Core Fund commenced operations on September 13, 2005. Each Fund offers two classes of shares – Institutional Class and Advisor Class, the latter of which commenced operations on September 13, 2005.

The International Value Fund seeks to achieve long-term capital growth through a policy of investing primarily in stocks and debt obligations of companies and governments domiciled outside of the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies domiciled outside of the United States in at least three different countries. The International Core Fund seeks to achieve long-term capital growth through a policy of investing primarily in equity securities of companies domiciled outside of the United States.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A.  Accounting Policies:    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

1.  Security Valuation:    Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Certain events affecting the values of securities maintained in the Funds’ portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest reported sales price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees.

The fair value of a portfolio security is the price that the Funds might reasonably expect to receive upon its current sale. Under the Trust’s fair valuation procedures, the Board of Trustees has delegated to Hansberger Global Investors, Inc., the Funds’ Adviser, subject to the Board of Trustees’ supervision and review, the responsibility to determine, in good faith, the fair value of only those securities for which market quotations are not

Notes to Financial Statements (continued)

December 31, 2006

readily available. Hansberger Global Investors, Inc. has established a Valuation Committee, which is responsible for complying with the Trust's fair value procedures and determining the fair value of each security for which market quotations are not readily available and for securities whose market quotations may not, in Hansberger Global Investors, Inc.'s opinion, reflect market value. With respect to the fair valuation of equity securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign markets but before the Funds calculate their net asset values.

The Trust employs a fair value pricing service that utilizes a model which takes into account market activity after the close of foreign markets but before the Funds calculate their net asset values. As of December 31, 2006, a significant number of the Funds’ securities were fair valued utilizing this service pursuant to procedures approved by the Board of Trustees.

2.  Foreign Currency Translation:    The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in net realized and unrealized gain or loss on investment in securities.

3.  Forward Currency Exchange Contracts:     The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

At December 31, 2006, the Funds had no outstanding forward currency exchange contracts.

4.  Repurchase Agreements:    Each repurchase agreement entered into by each Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

5.  Federal Income Taxes:    It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income,

Notes to Financial Statements (continued)

December 31, 2006

net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2006, the Emerging Markets Fund had a reserve related to capital gains and is reflected as Deferred Foreign Taxes Payable in the Statement of Assets and Liabilities. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2006, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

At December 31, 2006, cost and gross unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
International Value Fund	$223,922,650	$68,924,852	$(3,763,014)	$65,161,838
Emerging Markets Fund	216,238,608	92,194,277	(1,090,516)	91,103,761
International Growth Fund	489,784,820	82,352,891	(4,903,028)	77,449,863
International Core Fund	51,832,500	9,391,949	(494,185)	8,897,764

6.  Distribution of Income and Gains:    Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to ordinary income being treated as short-term or long-term capital gains.

The tax character of distributions paid during 2006 and 2005 was as follows:

	2006 Distributions		2005 Distributions
Fund	Paid From Ordinary Income	Paid From Long-Term Capital Gain	Paid From Ordinary Income	Paid From Long-Term Capital Gain
International Value Fund	$13,013,147	$55,413,589	$4,706,580	$103,801
Emerging Markets Fund	10,400,513	83,674,514	10,552,992	91,683,582
International Growth Fund	15,167,632	12,169,819	2,213,311	1,270,082
International Core Fund	3,102,092	456,180	51,833	—

Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed (overdistributed) net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Permanent book and tax basis differences relating to wash sales, foreign currency gains and losses, post-October currency losses, forward mark-to-market, passive foreign investment company (“PFIC”) gains and losses and distribution redesignations may result in reclassifications to paid-in capital, undistributed (overdistributed) net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed (overdistributed) net investment income and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. These reclassifications have no impact on the Funds’ financial statements and are designed to present each Fund's capital account on a tax basis.

Fund	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)
International Value Fund	$648,686	$(648,686)
Emerging Markets Fund	(390,735)	390,735
International Growth Fund	1,059,248	(1,059,248)
International Core Fund	107,038	(107,038)

Notes to Financial Statements (continued)

December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows. The differences between book and tax distributable earnings are primarily due to wash sales and PFICs.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Total
International Value Fund	$1,390,647	$1,874,691	$65,174,198	$68,439,536
Emerging Markets Fund	1,186,255	7,483,761	91,068,304	99,738,320
International Growth Fund	2,144,872	3,744,915	77,446,535	83,336,321
International Core Fund	445,304	748,706	8,898,942	10,092,952

7.  Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Funds are informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt.

Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares. Distributions for the Funds are recorded on the ex-date.

B.  Adviser:  Hansberger Global Investors, Inc. (“HGI” or the “Adviser”), a wholly-owned subsidiary of Hansberger Group, Inc. (“Group, Inc”), provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00%, 0.75% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund, respectively.

The Adviser provided a letter agreement to the Funds, effective September 2, 2005 through April 30, 2006, whereby the Adviser reduced advisory fees payable to it, and/or reimbursed other expenses, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios as follows:

	Institutional Class	Advisor Class
International Value Fund	1.00%	1.15%
Emerging Markets Fund	1.25	1.40
International Growth Fund	1.00	1.15
International Core Fund	1.00	1.15

The letter agreement was amended effective December 5, 2005 and will continue in effect through April 30, 2008. There is no guarantee that the letter agreement will continue after that date. The Adviser may recoup all or a portion of any waived investment advisory fees and expenses it has borne, if any, to the extent a class’s expenses fall below the maximum ratio within one year after the end of the fiscal year in which the waiver was made.

In addition, the Adviser has voluntarily agreed to provide a breakpoint in the investment advisory fee of the International Growth Fund such that the Adviser will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which the Adviser serves as sub-adviser) that exceed $700 million. The Adviser may discontinue the breakpoint at any time. During the year ended December 31, 2006, this breakpoint was not reached. For the year ended

Notes to Financial Statements (continued)

December 31, 2006

December 31, 2006, the Adviser reimbursed Fund level and class-specific expenses as follows:

	Fund Level Expenses Reimbursed	Class-Level Expenses Reimbursed	Advisory Fees Waived Subject to Future Payment until 12/31/07
International Value Fund
Institutional Class	—	$—	$—
Advisor Class	—	36,995	36,995
Emerging Markets Fund
Institutional Class	$280,953	31,158	312,111
Advisor Class	1	17,661	17,662
International Growth Fund
Institutional Class	—	—	—
Advisor Class	—	15,641	15,641
International Core Fund
Institutional Class	85,615	15,986	101,601
Advisor Class	857	15,202	16,059

For the year ended December 31, 2006, the Adviser recaptured expenses as follows:

Expense Recaptured
International Value Fund
Institutional Class	$34,913
Advisor Class	—
Emerging Markets Fund
Institutional Class	—
Advisor Class	—
International Growth Fund
Institutional Class	32,228
Advisor Class	—
International Core Fund
Institutional Class	—
Advisor Class	—

C.  Administrator:    State Street Bank & Trust Company (“State Street”) provides the Trust with administrative services pursuant to an Administrative Agreement (the “Agreement”). Under the Agreement the Trust pays State Street a monthly fee in proportion to the Funds’ combined average daily net assets at the higher of the following: (1) an annual rate of .011% of the first $100 million of average daily net assets (per Fund multiplied by the number of Funds), .010% for the next $400 million of average daily net assets (per Fund multiplied by the number of Funds), and 0.0075% of average daily net assets thereafter, plus additional fees for multiple share classes, Blue Sky services and certain out-of-pocket expenses, or (2) an annual minimum of $78,250 per Fund. Certain employees of State Street are officers of the Trust.

D.  Custodian:    State Street serves as the Trust’s custodian in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an annual fund accounting fee and certain out-of-pocket expenses.

E.  Transfer Agent:    Boston Financial Data Services (“BFDS”) provides the Trust with dividend disbursing and transfer agent services pursuant to a Transfer Agent Agreement (the “TA Agreement”). Under the TA Agreement each Fund pays BFDS a monthly fee equal to an annual rate of a maximum of $15.00 for each open account, and $2.00 for each closed account, subject to a monthly minimum of $1,250 per share class.

During the year ended December 31, 2006, the Adviser reimbursed the Institutional Class of the International Growth Fund for transfer agent services provided in connection with the transition from the former transfer agent. The amount of the reimbursement was $26,617 and is reflected in the Statement of Operations as part of Investment Advisory Fees Waived by Adviser for the International Growth Fund.

F.  Distributor:    IXIS Asset Management Distributors, L.P. (“IXIS Distributors”), a wholly-owned subsidiary of IXIS Asset Management US Group (“IAMG”), serves as the Distributor of the Funds and provides distribution services pursuant to a Distribution Agreement. IAMG holds a 24.99% voting interest in Hansberger Group, Inc., the corporate parent of the Adviser. Under the Distribution Agreement, the Funds do not pay IXIS Distributors for its services. IXIS Distributors, however, is reimbursed on a quarterly basis by the Funds for sub-transfer agent fees that IXIS Distributors pays on the Funds’ behalf. The Board of Trustees has approved the payment by the Funds of up to $19 per account per year for sub-transfer agent fees. The Adviser has agreed to pay for sub-transfer agent fees above that amount. To date, no sub-transfer agent fees have been incurred by IXIS Distributors, and accordingly no sub-transfer agent fees have been accrued by the Funds during the year ended December 31, 2006.

Notes to Financial Statements (continued)

December 31, 2006

G.  Trustees’ and Officers’ Fees and Expenses: For the fiscal year ended December 31, 2006 the Trust paid each Trustee who is not also an officer or interested person an aggregate fee consisting of an annual retainer of $12,000, plus travel expenses related to attendance of Board meetings. Each independent Trustee also received a meeting attendance fee of $3,000 for each Board meeting. Effective January 1, 2007, the Trust will pay each independent Trustee an annual retainer of $15,000, plus a meeting fee of $3,750 for attendance at each Board meeting. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. The Trust does not pay compensation to its officers. Officer compensation is paid by the Adviser or by the Administrator, as applicable.

Professional Fees for the year ended December 31, 2006, include legal fees paid to Dechert LLP and Morgan, Lewis & Bockius LLP.

H.  Purchases and Sales:    For the year ended December 31, 2006, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund	Purchases	Sales
International Value Fund	$122,194,535	$131,810,910
Emerging Markets Fund	202,458,640	296,441,913
International Growth Fund	477,636,648	212,529,306
International Core Fund	37,494,132	26,116,482

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2006.

I.  Capital Share Transactions:    Transactions in fund shares for the years indicated below:

	International Value Fund
	Year Ended 12/31/06	Year Ended 12/31/05
Institutional Class
Shares sold	92,061	1,195,866
Shares issued on reinvestment of Distributions	5,117,527	336,574
Shares redeemed	(1,458,660)	(7,797,231)

Increase (Decrease)	3,750,928	(6,264,791)
Fund shares:
Beginning of the year	18,179,282	24,444,073

End of the year	21,930,210	18,179,282

	International Value Fund
	Year Ended 12/31/06	Year* Ended 12/31/05

Advisor Class
Shares sold	316,320	27,750
Shares issued on reinvestment of Distributions	76,499	463
Shares redeemed	(23,805)	(350)

Increase	369,014	27,863
Fund shares:
Beginning of the year	27,863	—

End of the year	396,877	27,863

	Emerging Markets Fund
	Year Ended 12/31/06	Year Ended 12/31/05
Institutional Class
Shares sold	183,699	4,011,164
Shares issued on reinvestment of Distributions	11,094,908	10,786,059
Shares redeemed	(9,804,592)	(22,252,821)

Decrease	1,474,015	(7,455,598)
Fund shares:
Beginning of the year	35,586,925	43,042,523

End of the year	37,060,940	35,586,925

Advisor Class
Shares sold	—	89
Shares issued on reinvestment of Distributions	51	33
Shares redeemed	—	—-

Increase	51	122
Fund shares:
Beginning of the year	122	—

End of the year	173	122

	International Growth Fund
	Year Ended 12/31/06	Year Ended 12/31/05
Institutional Class
Shares sold	16,911,551	9,941,298
Shares issued on reinvestment of Distributions	1,412,410	213,820
Shares redeemed	(915,444)	(183,876)

Increase	17,408,517	9,971,242
Fund shares:
Beginning of the year	13,132,796	3,161,554

End of the year	30,541,313	13,132,796

Notes to Financial Statements (continued)

December 31, 2006

	International Growth Fund
	Year Ended 12/31/06	Year* Ended 12/31/05

Advisor Class
Shares sold	29,994	9,349
Shares issued on reinvestment of Distributions	2,037	130
Shares redeemed	—	—

Increase	32,031	9,479
Fund shares:
Beginning of the year	9,479	—

End of the year	41,510	9,479

	International Core Fund
	Year Ended 12/31/06	Period** Ended 12/31/05
Institutional Class
Shares sold	1,176,472	3,650,143
Shares issued on reinvestment of Distributions	283,363	4,817
Shares redeemed	(304,878)	—

Increase	1,154,957	3,654,960
Fund shares:
Beginning of the year	3,654,960	—

End of the year	4,809,917	3,654,960

Advisor Class
Shares sold	47,629	100
Shares issued on reinvestment of Distributions	2,669	—	#
Shares redeemed	(1,700)	—

Increase	48,598	100
Fund shares:
Beginning of the year	100	—

End of the year	48,698	100

*	For the Period 9/13/05 (commencement of the Advisor Class’s operations) through 12/31/05 for the Advisor Class only.
**	For the Period 9/13/05 (commencement of the Fund’s operations) through 12/31/05.
#	Amount rounds to less than 1 share.

Shareholders entering after April 15, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee was 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee did not apply to and was not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 1, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund was discontinued. Effective July 5, 2005, the purchase fee for the International Growth Fund was discontinued. Effective September 1, 2005, the redemption fee for the International Value Fund, the Emerging Markets Fund, International Growth Fund and International Core Fund was changed to 2.00% on any redemption or exchange of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007.

On December 10, 2004, the Adviser reimbursed the Emerging Markets Fund $326,370 for transaction fees not collected in connection with certain purchases and redemptions of shares in a certain shareholder account during the period from approximately December 1998 to July 2004.

On February 25, 2005, the Funds' transfer agent reprocessed certain shareholder account transactions in the International Growth Fund. This reprocessing was necessary in order to properly deduct the 0.50% initial purchase fee on subscriptions into this Fund, and to properly reflect subsequent purchase, exchange and dividend transactions in shareholder accounts that may have been incorrect. The effect of the aforementioned reprocessing is reflected in this report.

On April 11, 2005, the Board of Trustees served a claim on the Adviser and its transfer agent. The claim was made with respect to transaction fees not collected in connection with certain purchases and redemptions of shares in the International Value Fund and the Emerging Markets Fund. The claim related to uncollected transaction fees with respect to purchases and redemptions of shares dating back to approximately April 1997 when transaction fees were first put in place for the Funds.

As a result of this claim, certain shareholder accounts were adjusted in order to properly reflect the collection of these transaction fees. In addition, on July 7, 2005, the Adviser reimbursed $489,274 to the International Value Fund, and $1,205,627 to the

Notes to Financial Statements (continued)

December 31, 2006

Emerging Markets Fund. These amounts are reflected as transaction fees in the Statements of Changes in Net Assets herein.

New Accounting Pronouncements    In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

K.  Other:  As of December 31, 2006, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 10% Shareholder	Percentage of Ownership
International Value Fund	3	70.5%
Emerging Markets Fund	5	76.3
International Growth Fund	2	29.8
International Core Fund	2	96.9

L.  Subsequent Event:

Rescission Offer    Officers of the Trust recently learned that shareholders who made either initial or subsequent investments in Advisor Class shares of the Hansberger International Value Fund, a series of the Trust (the “Fund”) through Linsco/Private Ledger Corp. (“LPL”) during the period of October 31, 2005 to October 1, 2006 (“Eligible Shares”) may not have been delivered a current prospectus. Upon discovering that a current prospectus may not have been delivered with respect to certain eligible transactions, a prospectus was promptly mailed to LPL on or about October 2, 2006.

The Fund is offering to repurchase all Eligible Shares sold to LPL account holders (“Eligible Shareholders”) purchased in Eligible Transactions in a rescission offer. Eligible Shareholders may elect to sell all of their Eligible Shares back to the Fund on the terms described in the rescission offer materials that were distributed to Eligible Shareholders.

The Fund’s registration as an investment company under the 1940 Act was not affected by the circumstances surrounding the rescission offer. HGI and IAMG will share the expenses associated with the rescission offer (e.g., legal and accounting expenses and printing and mailing expenses) including any amounts paid to investors. None of the costs will be borne by the Fund or shareholders of the Fund.

Report of Independent Registered Certified Public Accounting Firm

To the Trustees and Shareholders of Hansberger Institutional Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund (each a series of Hansberger Institutional Series) (the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, FL

February 27, 2007

Other Information (Unaudited)

Federal Tax Information

For the year ended December 31, 2006, the Funds had no dividends paid that qualified for the 70% dividend received deduction for corporate shareholders.

For the year ended December 31, 2006, the Funds intended to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass- Through	Foreign Source Income
International Value Fund	$574,660	$7,396,044
Emerging Markets Fund	436,965	10,700,274
International Growth Fund	567,118	7,172,181
International Core Fund	79,676	1,053,151

Each applicable Fund hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Fund	Long-Term Capital Gain 20%
International Value Fund	$55,413,589
Emerging Markets Fund	83,674,514
International Growth Fund	12,169,819
International Core Fund	456,180

For the year ended December 31, 2006, qualified dividend income for each Fund amounted to:

Fund	Qualifying Dividend Income
International Value Fund	$7,742,740
Emerging Markets Fund	11,569,776
International Growth Fund	8,521,562
International Core Fund	1,271,139

Quarterly Portfolio Schedule

The Funds file with the Securities and Exchange Commission their complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 414-6927.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 414-6927 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record

The Funds file with the Securities and Exchange Commission their proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling (800) 414-6927 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Approval of Investment Advisory Agreement

Approval of Investment Advisory Agreement

At a meeting held on September 8, 2006, the Trust’s Board of Trustees considered and approved the continuation of the Advisory Agreement between the Trust and Adviser for a period of one year, based on its review of the qualitative and quantitative information provided by the Adviser (the “Current Advisory Agreement”). After further discussion of the factors relevant to the renewal of the Investment Advisory Agreement, and with the advice of independent counsel, the Independent Trustees reached the following conclusions relating to those factors:

Nature, Extent and Quality of the Services Provided by the Adviser

The Board reviewed the scope of the services provided by the Adviser under the Current Advisory Agreement. The Trustees concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to each of the Funds: the Emerging Markets Fund, the International Growth Fund, the International Value Fund and the International Core Fund. The Trustees continue to have confidence in the management style and discipline followed by the Adviser, as well as with the risk controls that it has in place. The Trustees noted that the compliance team at the Adviser is particularly strong and ensures that the risk controls in place are adequate and adhered to by the Funds and Fund management. The Trustees noted that the quality of the Adviser’s research teams, trading desk and portfolio managers has remained high, and that the Adviser is making changes necessary to adjust for asset growth and to ensure that this quality level continues. Based on this review, the Board concluded that the range of quality of services provided by the Advisor to the Funds were appropriate and continued to support its original selection of the Adviser as investment adviser.

The Investment Performance of the Funds and the Adviser

The Board reviewed statistical information regarding the performance of the Funds for a recent three-month, one-, three-, and five-year periods ended June 30, 2006, as applicable, and a comparison of the Fund performance to that of other funds registered un the 1940 Act. The Trustees stated that they continue to be satisfied with the performance of each of the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund, and the Adviser. The Trustees considered the following information which was provided at the meeting:

HIS International Value Fund. For the three month and three year periods ending on June 30, 2006, the performance of the International Value Fund, including deductions for fund expenses, was slightly lower than that of its index, the MSCI ACWI Index. For the one year and five year periods ending on June 30, 2006, the performance of the International Value Fund, including deductions for fund expenses, was slightly higher than that of its index. The Trustees also reviewed the year-to-date, one year, three year and five year performance of the International Value Fund and compared this information to the relevant peer group of the Fund: the Fund was in the 4th quintile for the year-to-date period and the 3rd quintile for the three year period, however for the one year period the Fund was in the 1st quintile and for the five year period the Fund was in the 2nd quintile. The Trustees considered the information given by management on the Fund’s challenges as a value style fund, and also took into account the low volatility of the Fund. The Trustees noted that the value style of investing utilized by this Fund continued to be out of favor in the markets. The Trustees also considered that the performance of the Fund included deductions for fund expenses, and that without those deductions the performance of the Fund would be closer to that of its index for the periods in which it was lower. The Trustees concluded that the Fund’s performance was satisfactory.

HIS Emerging Markets Fund. For the three month, one year, three year and five year periods ending on June 30, 2006, the performance of the Emerging Markets Fund, including deductions for fund expenses, was lower than that of its index, the MSCI EMF Index. The Trustees also reviewed the year-to-date, one year, three year and five year performance of the Emerging Markets Fund and compared this information to the relevant peer group of the Fund: the Fund was in the 2nd quintile for the five year period, the 4th quintile for the three year period, the 3rd quintile for the one year period and the 5th quintile for the year-to-date period. Management responded to questions from the Trustees about the Fund’s relative underperformance, and gave the Trustees

Approval of Investment Advisory Agreement (continued)

information about the Fund’s investment plans for the future, and the steps that management plans to take to make sure that the portfolio management team of the Fund has the support and resources it needs to be successful. The Trustees noted that the year-to-date period in which the Fund had fallen behind other comparable funds was only a five month period, and that the portfolio manager of the Fund had expressed confidence in existing investment strategies for this Fund. Given the Fund’s favorable long-term performance record and the steps that will be taken to bring performance in line with comparable funds and the index, the Trustees concluded that the Fund’s performance was satisfactory.

HIS International Growth Fund. The International Growth Fund is a relatively newer HIS Fund. Its inception date was June 23, 2003. For the three month, one year and since inception periods ending on June 30, 2006, the performance of the International Growth Fund, including deductions for fund expenses, came close to matching the performance of its index, the MSCI ACWI Index. The Trustees also reviewed the performance of the International Growth Fund, which has only been in existence for three years, and compared this information to the relevant peer group of the Fund: the Fund was in the 1st quintile for the one year period and the 5th quintile for the year-to-date period. The Trustees were pleased with the one year period results, but questioned management on the recent relative underperformance of the Fund, and received representations from management that the Fund should begin to have more consistent performance results as its portfolio stabilizes. The Trustees noted that the year-to-date period in which the Fund had fallen behind other comparable funds was only a five month period, and also noted the low volatility of the Fund. Given the Fund’s brief existence and its favorable one year period performance, the Trustees concluded that the Fund’s performance was satisfactory.

HIS International Core Fund. The International Core Fund is the newest HIS Fund. Its inception date was September 13, 2005. For the three month and since inception periods ending on June 30, 2006, the performance of the International Core Fund, including deductions for fund expenses, came close to matching the performance of its index, the MSCI ACWI ex US Index. The Trustees also reviewed the performance of the International Core Fund, which had been in existence for less than one year, and compared this information to the relevant peer group of the Fund: the Fund was in the 4th quintile for the year-to-date period. The Trustees noted that the Fund was very new and still building its portfolio. Management gave the trustees representations that as the Fund’s asset base grows, its performance should stabilize. The Trustees concluded that the Fund’s performance was satisfactory.

Adviser Profitability

The Board reviewed a detailed profitability analysis of the Adviser, and noted the ratio of operating income to operating revenue and the methodology used to allocate the Adviser’s operating expenses across its different product lines. The Trustees stated that they considered the cost of the associated services provided by the Adviser to be fair. The Trustees took into account adviser profitability data included in the materials, and noted the ratio of operating income to operating revenue and the methodology used to allocate the Adviser’s operating expenses across its different business lines. The Trustees noted that the Adviser had recently entered into a contractual fee waiver agreement for each of the HIS Funds in an effort to keep total annual operating expenses to specified levels, and that the expense levels were lower than that of other comparable funds. The Trustees also noted that the fee waivers began at each Fund’s inception and would remain in place for the next fiscal year. Based on this review, the Board concluded that the profits to be realized by the Adviser and its affiliates under the Current Advisory Agreement and from other relationships between the Fund and the Adviser or its affiliates, if any, were not excessive in light of the quality and level of service provided to the Funds.

Economies of Scale

The Board received information regarding economies of scale or other efficiencies resulting from increases in the Funds’ respective asset levels. The Trustees next discussed the potential for the Adviser to realize economies of scale in managing the Funds as Fund assets increase, and expressed their belief that it would be appropriate for the Funds to share in those economies through breakpoints in the advisory fee, once the Funds

Approval of Investment Advisory Agreement (continued)

reach a size where the Adviser is realizing reasonably attractive levels of profitability. The Trustees noted that for the International Growth Fund, a breakpoint is already in place, and that the Fund is close to reaching an asset size where the breakpoint will come into effect and begin to benefit shareholders.

A discussion was held regarding breakpoints and it was noted that for three of the Funds no breakpoints are currently applied to the advisory fee. It was also noted that the Adviser had been subsidizing the Funds’ expenses through advisory fee waivers since inception and that the Adviser had recently made these waivers contractual and committed to keep the fee waivers in place for at least the next fiscal year. Management pointed out that the assets of the Funds without breakpoints in place would need to increase before breakpoints might be warranted, based on industry comparisons to other like products. Management also explained that the Funds would need to increase in size before the Adviser would experience a reduction in its variable cost for each $1.00 of Fund assets that it manages, and when this happened the Adviser could pass at least some portion of the cost savings on to Fund shareholders in the form of additional breakpoints. After their review, the Trustees were satisfied that the profitability of the Adviser’s relationship with the Funds was not excessive in light of the quality and level of services provided to the Funds.

The Trustees noted that the Funds which do not currently have a breakpoint in place are currently too small to realize meaningful economies of scale at the present time. Management will study this issue going forward and report back to the Trustees at the next Board meeting at which contract renewal will be considered and thereafter as the Funds’ assets continue to grow. After such review, the Board was satisfied that the profitability of the Adviser’s relationship with the Funds was not excessive.

Fee Levels

The Board considered whether the Funds’ current fee rates reflect economies of scale for the benefit of the Fund investors. The Trustees noted that a breakpoint is in place for the International Growth Fund and so economies of scale are captured in the current fee schedule for this Fund. For the other three Funds, current fee rates have not been adjusted in an attempt to reflect economies of scale that might exist for the benefit of Fund investors because of the relatively small asset size of the Funds, the Adviser’s existing cost structure and profitability, comparable industry fee arrangements and the Adviser’s existing and past fee waiver arrangements with the Funds. In the Adviser’s view, the Funds without a breakpoint have not currently reached a sufficient size to warrant recognition of economies of scale. As the Funds increase in size, the Trustees will continue to analyze whether breakpoints should be imposed. At the next trustee meeting at which the contract will be considered for renewal, the Trustees may consider the imposition of breakpoints. The Trustees determined to approve continuance of the contract for the time being without breakpoints in place for three of the Funds with the expectation that they will reconsider breakpoints for these Funds in the future if it becomes appropriate to do so. The Board determined that it was appropriate to approve continuance of the contract for the time being without breakpoints in place, based on the Board’s conclusion that the Funds assets are not large enough to warrant breakpoints with the understanding that the Board will reconsider the question of breakpoints in the future if it becomes appropriate to do so.

Comparisons of the Services to be Rendered and the Amounts to be Paid.

The Trustees received a report from Lipper which provided comparative information on the services to be rendered to the Funds and the expenses to be paid to the Adviser under the investment advisory contract. Lipper’s report provided graphic and numeric information showing where each Fund stood in relation to its peers in many different categories, such as contractual management fees, total expenses paid, historical expenses paid, portfolio turnover rates, brokerage commissions paid and fund performance. This information allowed the Trustees to conclude that the services provided by the Adviser under the agreements are sufficiently favorable to warrant a finding by the Trustees that the fees to be paid by the Funds are fair and, in fact, seem generally to be lower than fees paid by comparable funds. Since the Trustees were satisfied with the nature and quality of the services provided by the Adviser to the Funds and determined that the fees charged by the Adviser are either at

Approval of Investment Advisory Agreement (continued)

the average or below average compared to fees charged by competitors, they concluded that the fees charged by the Adviser are reasonable. The Board concluded, therefore, that the fees charged by the Adviser are reasonable in light of the quality and nature of the services provided by the Adviser.

Pending Change of Control of Hansberger Group, Inc.

Pursuant to a Stock Purchase Agreement dated as of November 15, 2006, IXIS Asset Management US Group, L.P. (“IAMG”) has agreed to purchase all of the shares of common stock of Hansberger Group, Inc. (“Group, Inc.”), the parent company of HGI, that are owned or controlled by Mr. Thomas L. Hansberger and non-employee, third party investors (the “Transaction”).

Upon consummation of the Transaction, IAMG would hold approximately 72% of the common stock of Group, Inc. on a fully-diluted basis (and would have the right to vote all of those shares). If the Transaction is consummated, Mr. Hansberger will not hold any shares of common stock of Group, Inc.

In addition, in connection with the acquisition of stock from Mr. Hansberger and third-party investors, IAMG will offer to purchase all shares held by employees of Group, Inc. or HGI, including shares obtained through the exercise of deferred stock units or options. If all employees tendered their shares, IAMG’s ownership interest in Group, Inc. could increase to as much as 100%, although certain employees would own restricted stock units with respect to HGI shares which, if vested, would amount to 12% of the common stock of HGI. Mr. Hansberger would continue to serve as Chairman of HGI, and Ronald W. Holt, Jr. would become its President and Chief Executive Officer. Otherwise, the Transaction is not expected to result in a change in the personnel or operations of HGI or in any changes in the investment approach of HGI with respect to the Funds.

The transfer of a controlling interest in Group, Inc. to IAMG would be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreements between the Funds and HGI, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees of the Funds has considered and approved a new investment management agreement for each Fund and the agreements have been submitted for approval by each respective Fund’s shareholders (collectively, the “New Advisory Agreement”). The New Advisory Agreement, if approved by a Fund’s shareholders, would take effect upon the closing of the Transaction. There can be no assurance that these approvals will be obtained. The Transaction will not occur unless various conditions are satisfied. One of these conditions is the approval of or consent to the Transaction by, certain investment advisory clients of HGI. HGI currently expects that the Transaction will occur during the first quarter of 2007, but the Transaction could be delayed.

Proxy Statement

The Funds have filed a proxy statement (“Proxy Statement”) dated January 30, 2007. A copy of the Proxy Statement is available at the Securities and Exchange Commission’s website at www.sec.gov. Please see the Proxy Statement for further information.

Approval of Investment Advisory Agreement (continued)

Approval of the New Investment Advisory Agreement

At a meeting held on September 8, 2006, the Trust’s Board of Trustees considered and approved the continuation of the Current Advisory Agreement between the Trust and the Adviser for a period of one year, based on its review of the qualitative and quantitative information provided by the Adviser prior to that meeting. At a meeting held on November 16, 2006, the Trust’s Board of Trustees considered and approved the New Advisory Agreement, based on its review of the Transaction, the information provided by the Adviser about the effect that the Transaction would have on the New Advisory Agreement and the Funds, the information received in connection with their most recent approval of the Current Advisory Agreement, and updated Fund performance information provided by the Adviser.

To assist the Board in its consideration of the New Investment Advisory Agreement, the Adviser provided materials and information about the Adviser, including its financial condition and asset management capabilities and organization, and information about the Transaction and IAMG. The Independent Trustees, through their independent legal counsel, requested and received information from the Adviser in connection with their consideration of the New Advisory Agreement. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s decision.

The Board considered the information on the Transaction and the New Advisory Agreement provided to them by the Adviser. The Board considered the following information provided by the Adviser, among other things, when making their determinations:

(i)	there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser following the Transaction,

(ii)	the Stock Purchase Agreement provides that IAMG will use its reasonable efforts to ensure compliance with the provisions of Section 15(f) of the 1940 Act, as described above, in respect of the Stock Purchase Agreement and the Transaction,

(iii)	the Adviser believes that IAMG, as a strategic owner of the Adviser, will assist the Adviser by providing strategic guidance to the Adviser as the Adviser seeks to maintain and grow its business,

(iv)	IAMG will provide an on-going source of liquidity for employee shareholders of the Adviser who seek to liquidate their vested shareholdings in the Adviser, to help attract and retain well qualified personnel,

(v)	the Adviser expects that IAMG will provide a platform for distribution of the Funds through IAMG’s own distribution network as well as the networks of its affiliated companies,

(vi)	Mr. Hansberger will stay on at the Adviser as the Chairman, and Ronald W. Holt, Jr., who has been with the Adviser since 1997 and who currently serves as President and Managing Director of Research, will become the President and Chief Executive Officer of the Adviser, and each will serve in his respective capacity for such time as he and IAMG so desire,

(vii)	the Transaction will provide for retention incentives, including financial incentives, for key investment and management personnel at the Adviser, including the portfolio managers of the Funds,

(viii)	because the Transaction is providing incentives for key personnel to remain at the Adviser, it is anticipated that the key investment and management personnel servicing the Funds will remain with the Adviser following the Transaction, and therefore the investment and management services provided to the Funds by the Adviser will not change following the Transaction,

(ix)	the Transaction is not expected to result in any changes in the investment approach of the Adviser with respect to the Funds,

(x)	the advisory fee rates charged to the Funds under the New Advisory Agreement will not change by virtue of the Transaction, and

Approval of Investment Advisory Agreement (continued)

(xi)	the New Advisory Agreement is substantially similar to the Current Advisory Agreement, except for the effective and termination dates, and within the past year the Board performed a full annual review of the Current Advisory Agreement as required by the 1940 Act and determined that (i) the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Fund, (ii) the advisory fees paid by each Fund, taking into account the current fee waivers and reimbursements and breakpoints in place, represent reasonable compensation to the Adviser in light of the services provided, (iii) the costs to the Adviser of providing those services, (iv) economies of scale, (v) the fees and other expenses paid by similar funds and (vi) such other matters as the Board considered relevant, and

(xii)	the Adviser has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreement and all costs of soliciting shareholder proxies and shareholder meetings and, as a result, the Funds will bear no costs in obtaining shareholder approval of the New Advisory Agreement.

Certain of these considerations are described in more detail below.

The Board also considered detailed information about the terms of the Transaction provided to them by the Adviser, and the effect that IAMG’s acquisition of an ownership interest in the Adviser would have on the day-to-day operations of the Adviser following the Transaction. The Board also considered the new roles of Mr. Hansberger (who will continue to serve as Chairman of the Adviser), and Ronald W. Holt, Jr. (who will become the President and Chief Executive Officer of the Adviser).

In the period prior to the Board meeting held to consider renewal of the Current Advisory Agreement, the Board had requested and received materials relating to the current Advisory Agreement. These materials were prepared for each Fund and included, among other things, (a) information compiled by Lipper Analytical Services, Inc. (“Lipper”) on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by each Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; and (c) information on the profitability to the Adviser of the Current Advisory Agreement.

In their deliberations on the New Advisory Agreement, the Board considered information received in connection with their most recent continuation of the Current Advisory Agreement, in addition to information provided by the Adviser in connection with their evaluation of the terms and conditions of the New Advisory Agreement. The Board did not identify any particular information that was all-important or controlling, and evaluated all information available to them on a fund-by-fund basis. The Board concluded that the terms of the New Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Advisory Agreement should be approved and recommended to Fund shareholders. In approving the New Advisory Agreement for the Trust, the Board, including the Independent Trustees advised by independent counsel, considered and made the following conclusions with respect to the following relevant factors.

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the scope of services provided by the Adviser. The Board concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to each of the Funds. The Board concluded that it continues to have confidence in the management style and discipline followed by the Adviser, as well as with the risk controls that the Adviser has in place. The Board noted that the compliance team at the Adviser is particularly strong and ensures that the risk controls in place are adequate and adhered to by the Funds and Fund management. The Board noted that the quality of the Adviser’s research teams, trading desk personnel and portfolio managers has remained high, and that the Adviser is making changes necessary to adjust for asset growth and to ensure that this quality level continues. The Board also noted that because key personnel are being provided with incentives to remain at the Adviser following the Transaction, it is anticipated that the key investment and management personnel servicing the Funds will remain with the Adviser following the Transaction and that the investment and management services provided to the Funds by the Adviser will not change. The Board also

Approval of Investment Advisory Agreement (continued)

considered the Adviser’s representation to the Board that the Adviser expects that IAMG will not interfere with or change the day-to-day operations of the Adviser following the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Funds were appropriate and were expected to continue under the New Advisory Agreement.

The Investment Performance of the Funds and the Adviser

In connection with the annual review of the Current Advisory Agreement, the Board reviewed statistical information regarding the performance of the Funds for recent three-month, one-, three- and five-year periods ended June 30, 2006, as applicable, and a comparison of the Funds’ performance to that of other funds registered under the 1940 Act. The Board also received updated Fund performance information through September 30, 2006, provided by the Adviser at the November 16, 2006 meeting.

International Value Fund.    The Board noted that for the three year period ending on June 30, 2006, the performance of the International Value Fund, including deductions for fund expenses, was slightly lower than that of its index, the MSCI ACWI Index Ex U.S., which has no deductions for expenses. The Board noted that for the one year and five year periods ending on June 30, 2006, the performance of the International Value Fund, including deductions for fund expenses, was slightly higher than that of its index. The Board also compared the year-to-date, one year, three-year and five-year performance of the International Value Fund to the relevant peer group of the Fund. The Board considered the information given by the Adviser on the Fund’s challenges as a value style fund, and also took into account the low volatility of the Fund. The Board concluded that the Fund’s performance was satisfactory.

Emerging Markets Fund.    The Board noted that for the one year, three year and five year periods ending on June 30, 2006, the performance of the Emerging Markets Fund, including deductions for fund expenses, was lower than that of its index, the MSCI EMF Index Ex U.S., which has no deductions for expenses. The Board also compared the year-to-date, one year, three year and five year performance of the Emerging Markets Fund to the relevant peer group of the Fund. The Adviser responded to questions from the Board about the Fund’s relative underperformance, and gave the Board information about the Fund’s investment plans for the future. The Adviser also told the Board that it believes that the Fund’s focus on large capitalization and high quality companies should be rewarded by the market as global interest rates continue to increase. The Board noted that the portfolio manager of the Fund had expressed confidence in existing investment strategies for this Fund. Given the Fund’s favorable long-term performance record and the steps that will be taken to bring performance in line with comparable funds and the index, the Board concluded that the Fund’s performance was satisfactory.

International Growth Fund.    The Board noted that for the one year and since inception periods ending on June 30, 2006, the performance of the International Growth Fund, including deductions for fund expenses, came close to matching the performance of its index, the MSCI ACWI Index Ex U.S., which has no deductions for expenses. The Board also compared the year-to-date and one year performance of the International Growth Fund, which has only been in existence for three years, to the relevant peer group of the Fund. The Board was satisfied with the one year period results, but asked the Adviser for clarification regarding the recent relative underperformance of the Fund. The Adviser responded that it believes that the Fund’s focus on large capitalization and high quality companies should be rewarded by the market as global interest rates continue to increase, and that the Fund should begin to have more consistent performance results as the markets begin to reward quality and lower risk securities. The Board noted the low volatility of the Fund. Given the Fund’s brief existence and its favorable one year period performance, the Board concluded that the Fund’s performance was satisfactory.

International Core Fund.    The International Core Fund is the newest HIS Fund. Its inception date was September 13, 2005. The Board noted that for the since inception period ending on June 30, 2006, the performance of the International Core Fund, including deductions for fund expenses, came close to matching the performance of its index, the MSCI ACWI Index Ex U.S., which has no deductions for expenses. The Board also compared the year-to-date performance of the International Core Fund, which had been in existence for less than one year, to the relevant peer group of the Fund. The Board noted that the Fund was very new and was building its portfolio during

Approval of Investment Advisory Agreement (continued)

the period. The Adviser told the Board that it believes that as the Fund’s asset base grows, cash flows and expenses will have less of a negative impact on performance. The Board concluded that the Fund’s performance was satisfactory.

The Board noted that it was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Adviser Profitability

In connection with the annual review of the Current Advisory Agreement, the Board reviewed Adviser profitability data, and noted the ratio of operating income to operating revenue and the methodology used to allocate the Adviser’s operating expenses across its different business lines. The Board noted that the Adviser had recently entered into a contractual fee waiver agreement for each of the Funds in an effort to keep total annual operating expenses to specified levels, and that the expense levels were lower than that of other comparable Funds. The Board also noted that the waivers began upon each Fund’s inception and would continue for the next fiscal year. Based on this review, the Board concluded that the profits to be realized by the Adviser and its affiliates and from other relationships between the Fund and the Adviser or its affiliates, if any, were not excessive in light of the quality and level of services provided to the Funds. The Board noted that it was not possible to predict how the Transaction would affect the Adviser’s future profitability from its relationship with the Funds.

Economies of Scale

In connection with the annual review of the Current Advisory Agreement, the Board received information regarding economies of scale or other efficiencies resulting from increases in the Funds’ respective asset levels. The Board noted that for the International Growth Fund, a breakpoint is already in place, and that the Fund is close to reaching an asset size where the breakpoint will come into effect and begin to benefit shareholders. The Board noted that, in the future, it is reasonable to expect that the Adviser is likely to realize economies of scale in managing the other Funds as Fund assets increase, and that it would generally be appropriate for the Funds to share in those economies through breakpoints in the advisory fee at such time that the Funds reach an asset size where the Adviser is realizing reasonably attractive levels of profitability. It was noted that the Adviser had been subsidizing the Funds’ expenses through advisory fee waivers since inception and that the Adviser had recently made these waivers contractual obligations and committed to keep the fee waivers in place until April 30, 2008. After such review, the Board was satisfied that the profitability of the Adviser’s relationship with the Funds was not excessive in light of the quality and level of services provided to the Funds. The Board noted that while at this time the Adviser could realize economies of scale from the Transaction, actual economies of scale could not be predicted in advance.

Fee Levels

The Board considered whether the Funds’ current fee rates reflect economies of scale for the benefit of Fund investors. The Board noted that a breakpoint is in place for the International Growth Fund and so economies of scale are captured in the current fee schedule for this Fund. For the other three Funds, current fee rates have not been adjusted in an attempt to reflect economies of scale that might exist for the benefit of Fund investors because of the relatively small asset size of the Funds, the Adviser’s existing cost structure and profitability, comparable industry fee arrangements and the Adviser’s existing and past fee waiver arrangements with the Funds.

The Board determined to continue to monitor the growth of the assets of the Funds and, as the Funds increase in size, the Board agreed to continue to analyze whether breakpoints should be imposed on the three Funds without a breakpoint in place. The Board determined that it was appropriate to approve the New Advisory Agreement for the time being without breakpoints in place for three of the Funds with the expectation that they will reconsider breakpoints for these Funds in the future if it becomes appropriate to do so.

Comparisons of the Services to be Rendered and the Amounts to be Paid

In connection with the annual review of the Current Advisory Agreement, the Board received a report from Lipper as of June 30, 2006 which provided comparative information on the services to be rendered to the Funds and

Approval of Investment Advisory Agreement (continued)

the expenses to be paid to the Adviser under the investment advisory contract. Lipper’s report provided graphic and numeric information showing where each Fund stood in relation to its peers in many different categories, such as contractual management fees, total expenses paid, historical expenses paid, portfolio turnover rates, brokerage commissions paid and fund performance. Based on the information provided to and evaluated by the Board, the Board concluded that the services provided by the Adviser and the amounts to be paid under the New Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding by the Board that the fees to be paid by the Funds are fair, and, in fact, seem generally to be lower than fees paid by comparable funds. The Board also noted their satisfaction with the nature and quality of the services provided by the Adviser to the Funds and determined that the fees charged by the Adviser are either at the average or below average compared to fees charged by competitors for similar services to similar types of clients. The Board noted that the advisory fee rates charged to the Funds under the New Advisory Agreement will not change by virtue of the Transaction. The Board concluded, therefore, that the fees charged by the Adviser are reasonable in light of the quality and nature of the services provided by the Adviser.

Conclusion

After the Independent Trustees of the Funds deliberated in executive session with their independent counsel, the entire Board, including the Independent Trustees voting separately, approved the New Advisory Agreement. The Trustees noted that the services to be provided under the New Advisory Agreement are substantially similar to those provided under the Current Advisory Agreement. The Trustees concluded that the advisory fee rates are reasonable in relation to the services provided and that the New Advisory Agreement is in the best interests of the shareholders.

Trustees and Officers of the Trust

The name, age, address, principal occupation during the past five years and other information about each Trustee and officer of the Trust is shown below.

Name and Address	Offices with the Trust	Term of Office and Length of Time Served**	Principal Occupation During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas L. Hansberger* (73) 401 East Las Olas Blvd. Fort Lauderdale, FL	President and Trustee	President and Trustee since 1996	Director, Chief Executive Officer, Chairman, and Treasurer, Hansberger Global Investors, Inc., 1994 to present; Director, Chief Executive Officer, President and Treasurer, Hansberger Group, Inc., 1999 to present; Director, Hansberger Global Investors (HK) Limited, 1997 to present; General Partner of SLW Family LLP	5	None
Disinterested Trustees

Kathryn B. McGrath, Esq. (62). 401 East Las Olas Blvd. Fort Lauderdale, FL	Trustee	Trustee since 1996	Partner, Mayer, Brown, Rowe & Maw, 2005 to present; Partner, Crowell & Moring LLP, 2002 to 2005; Partner, Morgan, Lewis & Bockius LLP, 1990 to 2002.	5	None

William F. Waters, Esq. (74) 401 East Las Olas Blvd. Fort Lauderdale, FL	Trustee	Trustee since 1996	Retired; former Senior Vice President, Merrill Lynch, & Co., Inc., 1957 to 1996; CEO of Merrill Lynch’s International Private Banking Group, 1984 to 1996.	5	Director, Permal Asset Management Family of Funds (off-shore funds); Director, W.P. Stewart & Co. Growth Fund, Inc. (registered mutual fund).

Edward M. Tighe (64) 401 East Las Olas Blvd. Fort Lauderdale, FL	Lead Trustee	Trustee since 2000	Retired, former Chief Executive Officer, Asgard Group, 2002 to 2004; CEO, JBE Technology Group, Inc., 2001 to 2003; President, Global Fund Services, 1993 to 2000; CEO, President, Citgo Technology Management, 1992 to 2000.	5	Director, Ivy Funds (27 funds) 1999-present;

Trustees and Officers of the Trust (continued)

Name and Address	Offices with the Trust	Term of Office and Length of Time Served**	Principal Occupation During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Ramon A. Rodriguez (61) 401 East Las Olas Blvd. Fort Lauderdale, FL	Trustee	Trustee since 2005	Executive, Crowe, Chizek and Company LLC, May 2006 to present; Chief Executive Officer, President, CPA, Madsen, Sapp, Mena, Rodriguez & Co., 1971 to May 2006.	5	Director, DME Corporation (aerospace & defense manufacturer & contractor), 1977 to present; Director, Republic Services, Inc. (solid waste company), 1999 to present; Director, Bancshares of Florida, Inc. (bank holding company), 2002 to present.
Officers

Wesley E. Freeman (56) 401 East Las Olas Blvd. Fort Lauderdale, FL	Vice President	Vice President since 1996	Managing Director of Institutional Marketing, Hansberger Global Investors, Inc., 1996 to present; Director, Hansberger Global Investors, Inc., 2000 to present.	N/A	N/A

Thomas A. Christensen, Jr. (36) 401 East Las Olas Blvd. Fort Lauderdale, FL	Treasurer	Treasurer since 1996	CFO, 1998 to present; Vice President and Controller, 1996 to 1998 Hansberger Global Investors, Inc.; CFO of Hansberger Group, Inc. from 1999 to present.	N/A	N/A

Susan H. Moore-Wester (49) 401 East Las Olas Blvd. Fort Lauderdale, FL	Chief Compliance Officer	Chief Compliance Officer since 2005	Chief Compliance Officer, Hansberger Global Investors, Inc., 2005 to present; Securities Compliance Examiner, U.S. Securities and Exchange Commission-Southeast Regional Office, 2003 to 2005; Portfolio Compliance Manager, Franklin Templeton Investments, 1996 to 2003.	N/A	N/A

Patricia Perkins (39) 2 Avenue de Lafayette, 6th Floor Boston, MA 02111	Assistant Treasurer	Assistant Treasurer since 2006	Vice President and Senior Director of Mutual Fund Administration, State Street Bank & Trust Company, 2006 to present;.	N/A	N/A

Ryan M. Louvar (34) 2 Avenue de Lafayette, 6th Floor Boston, MA 02111	Assistant Secretary	Assistant Secretary since 2005	Vice President and Counsel, State Street Bank & Trust Company, 2005 to present; Counsel, BISYS Fund Services, 2000 to 2005.	N/A	N/A

*	Thomas L. Hansberger is an “interested” Trustee of the Trust for the purposes of the 1940 Act. Mr. Hansberger is the Chief Executive Officer, Chairman and Treasurer of Hansberger Global Investors, Inc., the Adviser of the Trust.
**	Each Trustee and Officer serves an indefinite term, until his or her successor is elected.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward M. Tighe and Ramon A. Rodriguez are each an “audit committee financial expert”, as defined in Item 3 of Form N-CSR. Messrs. Tighe and Rodriguez are each “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered for International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund, each a series of Hansberger Institutional Series, by PricewaterhouseCoopers LLP (“PwC”) for the years ended December 31, 2006 and December 31, 2005 were:

	2006	2005
Audit Fees (a)	$181,000	$178,600
Audit Related Fees (b)	27,200	16,530
Tax Fees (c)	25,280	19,480
All Other Fees (d)	—	—

	$233,480	$214,610

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audits of the Funds’ annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by PwC in connection with June 30, 2006 and 2005 semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Funds’ federal and state income tax returns, review of excise tax calculations and returns, and a review of the Funds’ calculations of capital gains and income distributions.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2006 and 2005.

(e) Pre-Approval Policies and Procedures

The Funds’ Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Funds’ operations and financial reporting; and

ii)	Rendered by PwC to the Funds’ adviser, Hansberger Global Investors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Funds.

	2006	2005
Audit Related Fees	—	—
Tax Fees	$9,720	—
All Other Fees	—	$54,000

	$9,720	$54,000

There were also no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2006 and 2005.

(f) Not Applicable

(g) Aggregate Fees

Aggregate fees billed to the Funds for non-audit services for 2006 and 2005 were $52,480 and $36,010, respectively. Aggregate fees billed to the Funds’ adviser and service affiliates for non-audit services were $75,000 and $108,000 for 2006 and 2005, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Funds’ operations and financial reporting.

(h) The registrant’s Audit Committee has considered whether the provisions for non-audit services to the Funds’ adviser and service affiliates that did not require pre-approval, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committees of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HANSBERGER INSTITUTIONAL SERIES

By:	/s/ Thomas L. Hansberger
Thomas L. Hansberger
President and Chief Executive Officer

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas L. Hansberger
Thomas L. Hansberger
President and Chief Executive Officer

Date: March 5, 2007

By:	/s/ Thomas A. Christensen, Jr.
Thomas A. Christensen, Jr.
Chief Financial Officer

Date: March 5, 2007